File No. 33-44186
                                                                        811-6485



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |X|

              Pre-Effective Amendment No.                                    |_|

              Post-Effective Amendment No.  26                               |X|

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|

              Amendment No.  28                                              |X|
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                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                     (Address of principal executive office)

     Registrant's Telephone Number: 212-850-1864 or Toll Free: 800-221-2450

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      THOMAS G. ROSE, Treasurer, 100 Park Avenue, New York, New York 10017
                     (Name and address of agent for service)

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It is proposed that this filing will become effective (check appropriate box):



|_|  immediately upon filing pursuant to paragraph     (b)

|_|  on         (DATE)            pursuant to paragraph (b)

|_|  60 days after filing pursuant to paragraph (a)(1)

|X|  on FEBRUARY 28, 1999 pursuant to paragraph (a)(1)

|_|  75 days after filing pursuant to paragraph (a)(2)

|_|  on (date) pursuant to paragraph (a)(2) of rule 485.



If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                        SELIGMAN
                                    ------------
                                       HENDERSON
                                     GLOBAL FUND
                                    SERIES, INC.


                                INTERNATIONAL FUND

                      EMERGING MARKETS GROWTH FUND

                  GLOBAL GROWTH OPPORTUNITIES FUND

                     GLOBAL SMALLER COMPANIES FUND

                            GLOBAL TECHNOLOGY FUND




As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described herein, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Funds is suitable for you.



                                   PROSPECTUS
                                  MARCH 1, 1999


                                    INVESTING
                                AROUND THE WORLD
                                   FOR CAPITAL
                                  APPRECIATION

                                   managed by
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

EQSH1 3/99

TABLE OF CONTENTS
THE FUNDS
A DISCUSSION OF THE INVESTMENT STRATEGIES AND RISKS, PERFORMANCE, EXPENSES, AND MANAGEMENT OF THE FUNDS.
      OVERVIEW OF THE FUNDS    1
      INTERNATIONAL FUND    4
      EMERGING MARKETS GROWTH FUND    8
      GLOBAL GROWTH OPPORTUNITIES FUND    12
      GLOBAL SMALLER COMPANIES FUND    16
      GLOBAL TECHNOLOGY FUND    20
SHAREHOLDER INFORMATION
      DECIDING WHICH CLASS OF SHARES TO BUY    24
      PRICING OF FUND SHARES    26
      OPENING YOUR ACCOUNT    26
      HOW TO BUY ADDITIONAL SHARES    27
      HOW TO EXCHANGE SHARES BETWEEN
        THE SELIGMAN MUTUAL FUNDS    28
      HOW TO SELL SHARES    28
      IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT    29
      DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS    30
      TAXES    30
      THE SELIGMAN MUTUAL FUNDS    31
FINANCIAL HIGHLIGHTS    32
HOW TO CONTACT US    42
FOR MORE INFORMATION    BACK COVER


                         TIMES CHANGE ... VALUES ENDURE

The Funds


OVERVIEW OF THE FUNDS

Seligman Henderson Global Fund Series, Inc. consists of five separate and distinct funds, as outlined below.


INVESTMENT OBJECTIVE/STRATEGIES

                                                   TYPES OF                  FUND                     PRINCIPAL
                                                  INVESTMENTS              OBJECTIVE              INVESTMENT STYLE
----------------------------------------------------------------------------------------------------------------------
  International Fund                             non-US Equity       Capital appreciation        Large company blend
----------------------------------------------------------------------------------------------------------------------
  Emerging Markets Growth Fund                   non-US Equity       Capital appreciation         Specialty growth
----------------------------------------------------------------------------------------------------------------------
  Global Growth Opportunities Fund           US and non-US Equity    Capital appreciation              Growth
----------------------------------------------------------------------------------------------------------------------
  Global Smaller Companies Fund              US and non-US Equity    Capital appreciation       Small company growth
----------------------------------------------------------------------------------------------------------------------
  Global Technology Fund                     US and non-US Equity    Capital appreciation         Specialty growth
----------------------------------------------------------------------------------------------------------------------


PRINCIPAL RISKS
There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Each Fund has its own particular investment strategies and risks. Discussions of each Fund's investment strategies and risks begin on page 4.


PAST PERFORMANCE
Each Fund offers three classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how each Class's performance compares to its benchmark. Although each Fund's fiscal year ends on October 31, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How a Fund has performed in the past, however, in not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Fund's Class A, Class B and Class D shares due to their different fees and expenses.


FEES AND EXPENSES
The fee and expense table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each class of shares has its own sales charge schedule and is subject to different ongoing fees. Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

MANAGEMENT OF THE FUNDS
A Board of Directors provides broad supervision over the affairs of each Fund.

Each Fund's manager is J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017. Seligman is responsible for each Fund's US investments, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 18 US registered investment companies, which offer more than 50 investment portfolios with approximately $XX.X billion in assets as of January 31, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 1999, of approximately $XX.X billion.

Each Fund pays Seligman a fee for its management services. The fee is equal to an annual rate of 1.25% of the average daily net assets of the Emerging Markets Growth Fund and 1.00% of the average daily net assets of each other Fund.

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Affiliates of Seligman:

SELIGMAN ADVISORS, INC. (SELIGMAN ADVISORS):
Each Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

SELIGMAN SERVICES, INC. (SSI):
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated financial advisor.

SELIGMAN DATA CORP. (SDC):
Each Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

THE FUNDS' SUBADVISER

Each Fund's subadviser is Henderson Investment Management Limited (HIML) whose address is 3 Finsbury Avenue, London EC2M 2PA. HIML, established in 1984, is a wholly owned subsidiary of Henderson plc, a United Kingdom corporation. Henderson plc is a subsidiary of AMP Limited, an Australian life insurance and financial services company. HIML provides investment advice, research and assistance with respect to the Funds' non-US investments.

Seligman pays HIML a fee equal to the "applicable percentage" of the average monthly assets of each Fund under HIML's supervision. The "applicable percentage" is an annual rate of 0.90% for the period July 1, 1998 to June 30, 1999, 0.70% for the period July 1, 1999 to June 30, 2000 and 0.50% thereafter.

Prior to July 1, 1998, Seligman Henderson Co. served as subadviser to the Funds. Seligman Henderson Co. received a fee from Seligman of 1.15% of the average daily net assets of the Emerging Markets Growth Fund and 0.90% of the average daily net assets of each other Fund for supervising and directing each Fund's global investments. Seligman Henderson Co. was founded in 1991 as a general partnership between Seligman and Henderson International, Inc., a wholly owned subsidiary of Henderson plc. Each partner owns an equal 50% interest in Seligman Henderson Co.

Each Fund's Portfolio Managers are discussed at the end of each Fund section.

YEAR 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Funds rely upon service providers and their computer systems for their day-to-day operations. Many of the Funds' service providers in turn depend upon computer systems of their vendors. Seligman and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Funds' other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to the Funds' Board of Directors and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Funds, including firms with which the Funds trade and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Funds. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans - recovery efforts the team will employ in the event that year 2000 issues adversely affect the Funds. The team anticipates finalizing these plans in the near future.

The Funds anticipate the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Funds believe that the critical systems on which they rely will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Funds' critical service providers are not successful in implementing their year 2000 plans, the Funds' operations may be adversely affected, including pricing and securities trading and settlement, and the provision of shareholder services.

In addition, the Funds may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Funds may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Funds hold these securities, the Funds' performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available.

SDC has informed the Funds that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Funds will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

INTERNATIONAL FUND

Investment Objective/Principal Strategies The International Fund seeks long-term capital appreciation.

The Fund invests primarily in equity securities of non-US companies. The Fund may invest in companies domiciled in any country, however it typically will not invest in the US or Canada. It generally invests in several countries in different geographic regions.

While the Fund may invest in companies of any size, it generally invests in medium to large-sized companies in the principal international markets. It may also invest in companies with a lower market capitalization or in smaller regional or emerging markets.

The Fund uses a top-down investment style when choosing securities to purchase. This means the investment managers concentrate first on regional and country allocations, then on industry sectors, followed by fundamental analysis of individual companies. The Fund's investments are allocated among geographic regions or countries based on such factors as:

         o Relative economic growth potential of the various economies and securities markets
         o Political, financial, and social conditions influencing investment opportunities
         o Investor  sentiment
         o Prevailing  interest  rates and expected levels of inflation
         o Market prices relative to historic averages

In selecting individual securities, the investment managers look to identify companies that typically display one or more of the following:

         o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o A unique competitive advantage (e.g., market share, proprietary products)
         o Market liquidity
         o Potential for improvement in overall operations

The Fund generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate. The Fund may also sell a stock if the investment manager believes that negative country or regional factors may affect a company's outlook.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. Although the Fund normally invests in equity securities, the Fund may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Fund may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

As a defensive measure, the Fund may invest up to 100% of its assets in quality short-term instruments, and securities of the US government and its agencies, as well as cash and cash equivalents denominated in foreign currencies. Additionally, under extraordinary conditions, a large portion of the Fund's assets may temporarily be invested in the US. The Fund would take such a defensive position only temporarily in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions or in anticipating significant withdrawals from the Fund. However, such a position is inconsistent with the Fund's principal strategies and could prevent the Fund from achieving its investment objective.

INTERNATIONAL FUND

The Fund may invest up to 15% of its assets in illiquid securities, and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio.

The Fund may not achieve its objective.


PRINCIPAL RISKS
Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions. There can be no assurance that the Fund's foreign investments will present less risk than a portfolio of solely US securities.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which may be influenced by interest rates, inflation, politics, fiscal policy, and current events.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities or options, it may be subject to higher price volatility.

The Fund may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate results in correspondingly greater transaction costs and a possible increase in short-term capital gains and losses. This may increase the Fund's expenses and it may have tax consequences for investors in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTERNATIONAL FUND

PAST PERFORMANCE
The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how each Class's performance compares to two widely-used measures of performance. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS


[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]


          0.8%     0.008    1992
         37.4%     0.374    1993
          2.6%     0.026    1994
         10.0%     0.1      1995
          7.8%     0.078    1996
          7.7%     0.077    1997
                   0        1998


*For the period 4/7/92 to 12/31/92.
Best calendar quarter return: XX.X% - quarter ended -----
Worst calendar quarter return: XX.X% - quarter ended -----


--------------------------------------------------------------------------------

              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                                    CLASS A            CLASS B             CLASS D
                                             ONE      FIVE      SINCE INCEPTION    SINCE INCEPTION    SINCE INCEPTION
                                            YEAR      YEARS         4/7/92             4/22/96            9/21/93
                                           -------   -------    ---------------    ----------------   -----------------
Class A
Class B
Class D
MSCI EAFE Index                                                        (1)                 (2)                   (3)
Lipper International Funds Average                                     (1)                 (2)                   (3)

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The Morgan Stanley Capital International EAFE(Europe, Australasia, Far East) Index (MSCI EAFE Index) and the Lipper International Funds Average are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCI EAFE Index excludes the effect of fees and sales charges.
(1) From 3/31/92.
(2) From 4/30/96.
(3) From 9/30/93.

INTERNATIONAL FUND

FEES AND EXPENSES
Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES                                                                    Class A      Class B      Class D
----------------                                                                    -------      -------      -------
Maximum Sales Charge (Load) on Purchases
  (as a % of offering price) ................................................        4.75%         none         none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less) ........................................................         none(1)        5%           1%

ANNUAL FUND OPERATING EXPENSES FOR FISCAL 1998
----------------------------------------------
(as a percentage of average net assets)

Management Fees .............................................................        1.00%        1.00%        1.00%
Distribution and/or Service (12b-1) Fees ....................................         .21%        1.00%        1.00%
Other Expenses ..............................................................         .55%         .55%         .55%
                                                                                     -----        -----        -----
Total Annual Fund Operating Expenses ........................................        1.76%        2.55%        2.55%
                                                                                     =====        =====        =====


(1) If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $639       $  982     $1,349      $2,378
Class B          758        1,093      1,555       2,675+
Class D          358          793      1,355       2,885

If you did not sell your shares at the end of each period, your expenses would be:

               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $639       $  982     $1,349      $2,378
Class B          258          793      1,355       2,675+
Class D          258          793      1,355       2,885

+ Class B shares will automatically convert to Class A shares after eight years.

PORTFOLIO MANAGEMENT

The International Fund is managed by the International Team, headed by Mr. Iain
C. Clark, Chief Investment Officer of HIML. Mr. Clark has been Vice President of Seligman Henderson Global Fund Series, Inc. and Portfolio Manager of the International Fund since April 1992 and Co-Portfolio Manager of the Global Smaller Companies Fund since September 1992. Mr. Clark is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Henderson International Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Smaller Companies Portfolio. He is a Director of Henderson International Limited and Vice President, Secretary and Treasurer of Henderson International, Inc. Mr. Clark has been a Director and Senior Portfolio Manager of Henderson plc since 1985.

EMERGING MARKETS GROWTH FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The Emerging Markets Growth Fund seeks long-term capital appreciation.

The Fund generally invests at least 65% of its assets in equity securities of companies that conduct principal business activities in emerging markets.

The Fund will focus its investments in those developing countries in which the investment managers believe the economies are developing strongly and markets are becoming more liquid. The Fund seeks to benefit from policies of economic development being adopted in many developing countries. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments, and developing capital markets.

The Fund uses a top-down investment style when choosing securities to purchase. This means the investment manager first identifies geographic regions and individual countries that it believes offer investment opportunities, and then identifies specific industry sectors and securities within these areas. The Fund's investments are allocated among geographic regions or countries based on such factors as:

--------------------------------------------------------------------------------
EMERGING MARKET:
A market in a country that the World Bank generally considers to be a developing country. Developing countries are those classified by the World Bank as either low- or middle-income economies, regardless of their particular stage of development.

         o Relative economic growth potential of the various economies and securities markets
         o Political, financial, and social conditions influencing investment opportunities
         o Investor  sentiment
         o Prevailing  interest  rates and expected levels of inflation
         o Market prices relative to historic averages

In selecting individual securities, the investment managers look for companies that typically display one or more of the following:

         o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o A unique competitive advantage (e.g., market share, proprietary products)
         o Market liquidity
         o Potential for improvement in overall operations

The Fund generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate. The Fund may also sell a stock if the investment manager believes that negative country or regional factors may affect a company's outlook.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. Although the Fund normally invests in equity securities, the Fund may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Fund may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

EMERGING MARKETS GROWTH FUND

As a defensive measure, the Fund may invest up to 100% of its assets in quality short-term instruments, and securities of the US government and its agencies, as well as cash and cash equivalents denominated in foreign currencies. The Fund would take this defensive position only temporarily in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions or in anticipating significant withdrawals from the Fund. However, such a position is inconsistent with the Fund's principal strategies and could prevent the Fund from achieving its investment objective.

Investments will not ordinarily be made in securities of issuers organized in the US or Canada, however, under extraordinary conditions, a large portion of the Fund's assets may temporarily be invested in the US.

The Fund may invest up to 15% of its assets in illiquid securities, and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio.

The Fund many not achieve its objective.


PRINCIPAL RISKS
The Fund's net asset value may be more volatile and fluctuate more than other equity funds or other global equity funds that do not invest heavily in emerging markets. You may experience a decline in the value of your investment and you could lose money.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions. Investing in emerging markets involves a greater degree of risk, and an investment in the Fund should be considered speculative. Emerging countries may have relatively unstable governments, economies based on a less diversified industrial base, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which may be influenced by interest rates, inflation, politics, fiscal policy, and current events.

To the extent the Fund invests some of its assets in other higher-risk securities, such as illiquid securities or options, it may be subject to higher price volatility.

The Fund may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate results in correspondingly greater transaction costs and a possible increase in short-term capital gains and losses. This may increase the Fund's expenses and it may have tax consequences for investors in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EMERGING MARKETS GROWTH FUND

PAST PERFORMANCE
The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how each Class's performance compares to two widely-used measures of performance. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Class A Annual Total Returns - Calendar Years



[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]


          -0.7%    -0.007    1996
           6.4%     0.064    1997
             0               1998

*For the period 5/28/96 to 12/31/96.
Best calendar quarter return: XX.X% - quarter ended -----
Worst calendar quarter return: XX.X% - quarter ended -----


              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98
                                                                     SINCE
                                                       ONE         INCEPTION
                                                      YEAR          5/28/96
                                                     -------     ------------
Class A
Class B
Class D
MSCIEMF Index                                                         (1)
Lipper Emerging Markets Funds Average                                 (1)

The Morgan Stanley Capital International Emerging Markets Free Index (MSCIEMF Index) and the Lipper Emerging Markets Funds Average are unmanaged benchmarks that assume the reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and the MSCIEMF Index excludes the effect of fees and sales charges. (1) From 5/31/96.

EMERGING MARKETS GROWTH FUND

Fees and Expenses
Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


Shareholder Fees                                                                    Class A      Class B      Class D
-----------------                                                                   ------       ------       ------
Maximum Sales Charge (Load) on Purchases
  (as a % of offering price)                                                         4.75%         none         none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less)                                                                  none(1)          5%         1%

Annual Fund Operating Expenses for Fiscal 1998
------------------------------------------------
(as a percentage of average net assets)

Management Fees                                                                      1.25%        1.25%        1.25%
Distribution and/or Service (12b-1) Fees                                              .23%        1.00%        1.00%
Other Expenses                                                                        .74%         .74%         .74%
                                                                                     -----        -----        -----
Total Annual Fund Operating Expenses                                                 2.22%        2.99%        2.99%
                                                                                     =====        =====        =====

(1) If you buy class a shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $689       $1,136     $1,608      $2,908
Class B          802        1,224      1,772       3,128+
Class D          402          924      1,572       3,308

If you did not sell your shares at the end of each period, your expenses would be:

               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $689       $1,136     $1,608      $2,908
Class B          302          924      1,572       3,128+
Class D          302          924      1,572       3,308

+ Class B shares will automatically convert to Class A shares after eight years.

PORTFOLIO MANAGEMENT

The Emerging Markets Growth Fund is managed by the International Team, headed by Mr. Peter Bassett, portfolio manager of HIML. Mr. Bassett has been Vice President of Seligman Henderson Global Fund Series, Inc. and Portfolio Manager of the Fund since May 1996. Mr. Bassett has been a portfolio manager with Henderson plc since December 1992.

GLOBAL GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The Global Growth Opportunities Fund seeks long-term capital appreciation.

The Fund invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends.

The Fund may invest in companies of any size, domiciled in any country. Typically, the Fund will invest in several countries in different geographic regions.

The Fund uses an investment style that combines macro analysis of global trends with in-depth research of individual companies. This means that the investment managers analyze the rapidly changing world to identify investment themes that they believe will have the greatest impact on global markets, and use in-depth research to identify attractive companies around the world. The Fund focuses on the following macro trends:

         o Global economic liberalization and the flow of capital through trade and investment;
         o Globalization of the world's economy;
         o The expansion of technology as an increasingly important influence on society;
         o Increased awareness of the importance of protecting their environment; and
         o The increase in life expectancy leading to changes in consumer demographics and a greater need for healthcare, personal security, and leisure.

In selecting individual securities, the investment managers look to identify companies that typically display one or more of the following:

         o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o A unique competitive advantage (e.g., market share, proprietary products)
         o Market liquidity
         o Potential for improvement in overall operations

The Fund generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate. The Fund may also sell a stock if the investment manager believes that a shifting in global trends may negatively affect a company's outlook.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Fund normally invests in equity securities, the Fund may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Fund may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

As a defensive measure, the Fund may invest up to 100% of its assets in quality short-term instruments, and securities of the US government and its agencies, as well as cash and cash equivalents denominated in foreign currencies. The Fund would take this defensive position only temporarily in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions or in anticipating significant withdrawals from the Fund. However, such a position is inconsistent with the Fund's principal strategies and could prevent the Fund from achieving its investment objective.

GLOBAL GROWTH OPPORTUNITIES FUND

The Fund may invest up to 15% of its assets in illiquid securities, and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio.

The Fund many not achieve its objective.


PRINCIPAL RISKS
Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions. There can be no assurance that the Fund's foreign investments will present less risk than a portfolio of solely US securities.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different themes. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

If global trends do not develop as the manager expects, the Fund's performance could be negatively affected.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which may be influenced by interest rates, inflation, politics, fiscal policy, and current events.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities or options, it may be subject to higher price volatility.

The Fund may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate results in correspondingly greater transaction costs and a possible increase in short-term capital gains and losses. This may increase the Fund's expenses and it may have tax consequences for investors in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GLOBAL GROWTH OPPORTUNITIES FUND

PAST PERFORMANCE
The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how each Class's performance compares to two widely-used measures of performance. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class A Annual Total Returns - Calendar Years



[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]


          3.4%     3.4%    1995
         13.0%    13.0%    1996
         11.5%    11.5%    1997
                           1998


*For the period 11/1/95 to 12/31/95.
Best calendar quarter return: XX.X% - quarter ended ----
Worst calendar quarter return: XX.X% - quarter ended ----


              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                            CLASS B
                               ONE      SINCE INCEPTION    SINCE INCEPTION
                              YEAR          4/22/96            11/1/95
                             -------  -----------------   -----------------
Class A
Class B
Class D
MSCI World Index                              (1)                (2)
Lipper Global Funds Average                   (1)                (2)

The Morgan Stanley Capital International World Index (MSCI World Index) and the Lipper Global Funds Average are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCI World Index excludes the effect of fees and sales charges.

(1) From 4/30/96.
(2) From 10/31/95.

GLOBAL GROWTH OPPORTUNITIES FUND

FEES AND EXPENSES

Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES                                                                    CLASS A      CLASS B      CLASS D
----------------                                                                    -------      -------      -------

Maximum Sales Charge (Load) on Purchases
  (as a % of offering price) ...................................................     4.75%         none         none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less) ...........................................................      none(1)        5%           1%

ANNUAL FUND OPERATING EXPENSES FOR FISCAL 1998
----------------------------------------------
(as a percentage of average net assets)
Management Fees ................................................................     1.00%        1.00%        1.00%
Distribution and/or Service (12b-1) Fees .......................................      .24%        1.00%        1.00%
Other Expenses .................................................................      .44%         .44%         .44%
                                                                                     -----        -----        -----
Total Annual Fund Operating Expenses ...........................................     1.68%        2.44%        2.44%
                                                                                     =====        =====        =====

(1) If you buy class a shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $638       $  979     $1,344      $2,368
Class B          747        1,061      1,501       2,589+
Class D          347          761      1,301       2,776

If you did not sell your shares at the end of each period, your expenses would be:

               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $638       $  979     $1,344      $2,368
Class B          247          761      1,301       2,589+
Class D          247          761      1,301       2,776

+ Class B shares will automatically convert to Class A shares after eight years.


PORTFOLIO MANAGEMENT

The Global Growth Opportunities Fund is co-managed by the US Growth Team and the International Team. The US Growth Team is headed by Marion S. Schultheis, Vice President of Seligman Henderson Global Fund Series, Inc. and Co-Portfolio Manager of the Fund since May 13, 1998. Ms. Schultheis, who joined Seligman as a Managing Director in May 1998, is also Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. She is a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Capital Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Growth Opportunities Portfolio. From October 1997 until May 1998, she was a Managing Director at Chancellor LGT and she was Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 until October 1997.

The International Team is headed by Nitin Mehta, Vice President of Seligman Henderson Global Fund Series, Inc. and Co-Portfolio Manager of the Fund since May 1996. Mr. Mehta has been a portfolio manager with Henderson plc since September 1994. Mr. Mehta is also Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Henderson Global Growth Opportunities Portfolio. From May 1993 to September 1994, Mr. Mehta was Head of Currency Management and Derivatives at Quorum Capital Management.

GLOBAL SMALLER COMPANIES FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The Global Smaller Companies Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
SMALLER COMPANIES:
Companies with market capitalization (at the time of purchase by the Fund) equivalent to US $1 billion or less.
--------------------------------------------------------------------------------

The Fund generally invests at least 65% of its assets in equity securities of smaller US and non-US companies.

The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. The Fund will generally invest in several countries in different geographic regions.

The Fund uses an investment style that combines macro analysis with research into individual company attractiveness. This means that the investment managers identify countries that they believe offer good investment opportunities, and use extensive in-depth research to identify attractive smaller companies around the world. The investment managers look at the following factors when making country allocation decisions:

         o Relative economic growth potential of the various economies and securities markets
         o Political, financial, and social conditions influencing investment opportunities
         o Investor  sentiment
         o Prevailing  interest  rates and expected levels of inflation
         o Market prices relative to historic averages

The Fund aims to avoid "fad" stocks and those that it considers overly expensive or volatile. In selecting individual securities, the investment managers look for companies that typically display one or more of the following:

         o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o A unique competitive advantage (e.g., market share, proprietary products)
         o Market liquidity
         o Potential for improvement in overall operations

The Fund generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate. The Fund anticipates that it will continue to hold securities of companies that grow or expand so long as those investments continue to offer prospects of long-term growth.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Fund normally invests in equity securities, the Fund may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Fund may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers. Additionally, the Fund may invest up to 35% of it assets in companies with market capitalization of over $1billion.

As a defensive measure, the Fund may invest up to 100% of its assets in quality short-term instruments, and securities of the US government and its agencies, as well as cash and cash equivalents denominated in foreign currencies. In such extraordinary circumstances, the Fund may also invest without limitation in large-capitalization companies. The Fund would take this defensive position only temporarily in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions or in anticipating significant withdrawals from the Fund. However, such a position is inconsistent with the Fund's principal strategies and could prevent the Fund from achieving its investment objective.

GLOBAL SMALLER COMPANIES FUND

The Fund may invest up to 15% of its assets in illiquid securities, and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio.

The Fund may change its principal strategies, including the definition of "smaller company," if the Board of Directors believes doing so is consistent with the Fund's objective of long-term capital appreciation.

The Fund may not achieve its objective.


PRINCIPAL RISKS
Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which may be influenced by interest rates, inflation, politics, fiscal policy, and current events.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities or options, it may be subject to higher price volatility.

The Fund may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate results in correspondingly greater transaction costs and a possible increase in short-term capital gains and losses. This may increase the Fund's expenses and it may have tax consequences for investors in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GLOBAL SMALLER COMPANIES FUND

PAST PERFORMANCE
The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how each Class's performance compares to two widely-used measures of performance. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS



[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

      6.0%    0.06     1992
     40.1%    0.401    1993
     10.1%    0.101    1994
     25.8%    0.258    1995
     16.8%    0.168    1996
      3.6%    0.036    1997
              0        1998


*For the period 9/9/92 to 12/31/92.
Best calendar quarter return: XX.X% - quarter ended ------
Worst calendar quarter return: XX.X% - quarter ended -----


--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                                    CLASS A            CLASS B            CLASS D
                                             ONE      FIVE      SINCE INCEPTION    SINCE INCEPTION    SINCE INCEPTION
                                            YEAR      YEARS         9/9/92             4/22/96            5/3/93
                                           -------   -------  -----------------    ----------------   -----------------
Class A
Class B
Class D
Salomon Brothers World EM Index                                       (1)                (2)                (3)
Lipper Global Small Cap Funds Average                                 (1)                (2)                (3)

The Salomon Brothers World Extended Market Index (Salomon Brothers World EM Index) and the Lipper Global Small Cap Funds Average are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges and the Salomon Brothers World EM Index excludes the effect of fees and sales charges.
(1) From 8/31/92.
(2) From 4/30/96.
(3) From 4/30/93.
--------------------------------------------------------------------------------

GLOBAL SMALLER COMPANIES FUND
FEES AND EXPENSES

Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES                                                                    CLASS A      CLASS B      CLASS D
----------------                                                                    -------      -------      -------
Maximum Sales Charge (Load) on Purchases
  (as a % of offering price) ..................................................      4.75%         none         none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less) ..........................................................       none(1)        5%           1%

ANNUAL FUND OPERATING EXPENSES FOR FISCAL 1998
----------------------------------------------
(as a percentage of average net assets)
Management Fees ...............................................................      1.00%        1.00%        1.00%
Distribution and/or Service (12b-1) Fees ......................................       .24%        1.00%        1.00%
Other Expenses ................................................................       .41%         .41%         .41%
                                                                                     -----        -----        -----
Total Annual Fund Operating Expenses ..........................................      1.65%        2.41%        2.41%
                                                                                     =====        =====        =====

(1) If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $635       $  971     $1,329      $2,337
Class B          744        1,051      1,485       2,558+
Class D          344          751      1,285       2,746

If you did not sell your shares at the end of each period, your expenses would be:

               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $635       $  971     $1,329      $2,337
Class B          244          751      1,285       2,558+
Class D          244          751      1,285       2,746

+ Class B shares will automatically convert to Class A shares after eight years.


PORTFOLIO MANAGEMENT

The Global Smaller Companies Fund is co-managed by the US Small Company Team and the International Team. The Small Company Team is headed by Arsen Mrakovcic. Mr. Mrakovcic, a Managing Director of Seligman, has been Vice President of Seligman Henderson Global Fund Series, Inc. and Portfolio Manager of the Fund since October 1, 1995. Mr. Mrakovcic joined Seligman in June 1992 as a Portfolio Assistant. He was named Vice President, Investment Officer on January 1, 1995, and Managing Director on January 1, 1996. Mr. Mrakovcic also manages Seligman Frontier Fund, Inc. and manages the Seligman Frontier Portfolio and co-manages the Seligman Henderson Global Smaller Companies Portfolio, two portfolios of Seligman Portfolios, Inc.

The International Team is headed by Mr. Iain C. Clark. Mr. Clark has been Vice President of Seligman Henderson Global Fund Series, Inc. and Portfolio Manager of the International Fund since April 1992 and Co-Portfolio Manager of the Global Smaller Companies Fund since September 1992. Mr. Clark is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Henderson International Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Smaller Companies Portfolio. He is also Chief Investment Officer of HIML, Director of Henderson International Limited and Vice President, Secretary and Treasurer of Henderson International, Inc. Mr. Clark has been a Director and Senior Portfolio Manager of Henderson plc since 1985.

GLOBAL TECHNOLOGY FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The Global Technology Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
TECHNOLOGY:
THE USE OF SCIENCE TO CREATE NEW PRODUCTS AND SERVICES. THE INDUSTRY COMPRISES INFORMATION TECHNOLOGY AND COMMUNICATIONS, AS WELL AS MEDICAL, ENVIRONMENTAL AND BIOTECHNOLOGY.
--------------------------------------------------------------------------------

The Fund generally invests at least 65% of its assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

The Fund may invest in companies domiciled in any country which the investment manager believes to be appropriate to the Fund's objective. The Fund generally invests in several countries in different geographic regions.

The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Fund may invest in these companies as well.

The investment managers seek to identify those technology companies that have the greatest prospects for future growth, no matter what their country of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the investment managers use extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. The Fund avoids speculative concepts or "fad" stocks that may only have short-term appeal. In selecting individual securities, the investment managers look for companies that typically display one or more of the following:

         o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o A unique competitive advantage (e.g., market share, proprietary products)
         o Market liquidity
         o Potential for improvement in overall operations

The Fund generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Fund normally invests in equity securities, the Fund may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Fund may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

As a defensive measure, the Fund may invest up to 100% of its assets in quality short-term instruments, and securities of the US government and its agencies, as well as cash and cash equivalents denominated in foreign currencies. The Fund would take this defensive position only temporarily in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions or in anticipating significant withdrawals from the Fund. However, such a position is inconsistent with the Fund's principal strategies and could prevent the Fund from achieving its investment objective.

GLOBAL TECHNOLOGY FUND

The Fund may invest up to 15% of its assets in illiquid securities, and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio.

The Fund many not achieve its objective.


PRINCIPAL RISKS
Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Fund may be susceptible to factors affecting technology and technology-related industries and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of portfolio securities. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.

The Fund seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of one of the Fund's investments may offset potential gains from other investments.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which may be influenced by interest rates, inflation, politics, fiscal policy, and current events.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities or options, it may be subject to higher price volatility.

The Fund may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate results in correspondingly greater transaction costs and a possible increase in short-term capital gains and losses. This may increase the Fund's expenses and it may have tax consequences for investors in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GLOBAL TECHNOLOGY FUND

PAST PERFORMANCE
The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how each Class's performance compares to three widely-used measures of performance. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS


[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

     17.3%    0.173    1994
     45.1%    0.451    1995
     14.3%    0.143    1996
     11.8%    0.118    1997
              0        1998


*For the period 5/23/94 to 12/31/94.
Best calendar quarter return: XX.X% - quarter ended ------
Worst calendar quarter return: XX.X% - quarter ended -----


              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                                   CLASS B
                                   ONE      SINCE INCEPTION    SINCE INCEPTION
                                  YEAR          5/23/94            4/22/96
                                 -------    ----------------   -----------------
Class A
Class B
Class D
MSCI World Index                                  (1)                (2)
Lipper Global
  Funds Average                                   (1)                (2)
Lipper Science &
  Technology Funds Average

The Morgan Stanley Capital International World Index (MSCI World Index) and the Lipper Funds Averages are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Funds Averages exclude the effect of sales charges and the MSCI World Index excludes the effect of fees and sales charges.
(1) From 5/31/94.
(2) From 4/30/96.

GLOBAL TECHNOLOGY FUND

FEES AND EXPENSES
Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES                                                                    CLASS A      CLASS B      CLASS D
-----------------                                                                   ------       ------       ------
Maximum Sales Charge (Load) on Purchases
  (as a % of offering price) ...................................................     4.75%         none         none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less) ...........................................................     none(1)        5%           1%

ANNUAL FUND OPERATING EXPENSES FOR FISCAL 1998
------------------------------------------------
(as a percentage of average net assets)

Management Fees ................................................................     1.00%        1.00%        1.00%
Distribution and/or Service (12b-1) Fees .......................................      .24%        1.00%        1.00%
Other Expenses .................................................................      .43%         .43%         .43%
                                                                                     -----        -----        -----
Total Annual Fund Operating Expenses ...........................................     1.67%        2.43%        2.43%
                                                                                     =====        =====        =====

(1) If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $637       $  976     $1,339      $2,357
Class B          746        1,058      1,496       2,578+
Class D          346          758      1,296       2,766

If you did not sell your shares at the end of each period, your expenses would be:

               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $637       $  976     $1,339      $2,357
Class B          246          758      1,296       2,578+
Class D          246          758      1,296       2,766

+ Class B shares will automatically convert to Class A shares after eight years.


PORTFOLIO MANAGEMENT

The Global Technology Fund is co-managed by the US Technology Team and the International Team. The Technology Team is headed by Mr. Paul H. Wick, Vice President of Seligman Henderson Global Fund Series, Inc. and Co-Portfolio Manager of the Global Technology Fund since May 1994. Mr. Wick has been a Managing Director of Seligman since January 1995 and was elected a Director of Seligman in November 1997. He joined Seligman in 1987 as an Associate, Investment Research. Mr. Wick has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Communications and Information Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Technology Portfolio.

The International Team is headed by Mr. Brian Ashford-Russell, Vice President of Seligman Henderson Global Fund Series, Inc. and Co-Portfolio Manager of the Global Technology Fund. Mr. Ashford-Russell is also Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Henderson Global Technology Portfolio. He has been a Portfolio Manager with Henderson plc since February 1993.

SHAREHOLDER INFORMATION


DECIDING WHICH CLASS OF SHARES TO BUY
Each Class of a Fund represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule and is subject to different ongoing 12b-1 fees. When deciding which Class of shares to buy, you should consider, among other things:
         o The amount you plan to invest.
         o How long you intend to remain invested in the Fund, or another Seligman mutual fund.
         o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.
         o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.
Your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A
         o Initial sales charge on Fund purchases, as set forth below:


                                                                     SALES CHARGE             REGULAR DEALER
                                            SALES CHARGE                AS A %                  DISCOUNT
                                               AS A %                   OF NET                  AS A % OF
      AMOUNT OF YOUR INVESTMENT         OF OFFERING PRICE(1)        AMOUNT INVESTED          OFFERING PRICE
      -------------------------         --------------------        ---------------          --------------
      Less than $ 50,000                        4.75%                    4.99%                    4.25%
      $50,000 - $ 99,999                        4.00                     4.17                     3.50
      $100,000 - $249,999                       3.50                     3.63                     3.00
      $250,000 - $499,999                       2.50                     2.56                     2.25
      $500,000 - $999,999                       2.00                     2.04                     1.75
      $1,000,000 and over(2)                    0.00                     0.00                     0.00

     (1)  "Offering Price" is the amount that you actually pay for Fund shares;
          it includes the initial sales charge.

     (2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

         o Annual 12b-1 fee (for shareholder services) of up to 0.25%.
         o No sales charge on reinvested dividends or capital gain distributions.

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Class B
         o No initial sales charge on purchases.
         o A declining CDSC on shares sold within 6 years of purchase:

   YEARS SINCE PURCHASE                            CDSC
   ----------------                               ------
   Less than 1 year                                  5%
  1 year or more but less than 2 years               4
  2 years or more but less than 3 years              3
  3 years or more but less than 4 years              3
  4 years or more but less than 5 years              2
  5 years or more but less than 6 years              1
  6 years or more                                    0

   Your purchase of Class B shares must be less than $250,000, because if you are investing $250,000 or more you will pay less in fees and charges if you buy Class A or Class D shares.

o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
o Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.
o No CDSC on redemptions of shares purchased with reinvested dividends or capital gain distributions.
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Class D

o  No initial sales charge on purchases.
o  A 1% CDSC on shares sold within one year of purchase.
o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.
o No CDSC on redemptions of shares purchased with reinvested dividends or capital gain distributions.
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Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because each Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Funds' Board of Directors believes that no conflict of interest currently exists between each Fund's Class A, Class B, and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.


HOW CDSCS ARE CALCULATED

To minimize the amount of CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy any of the other Seligman mutual funds. For the purpose of calculating the CDSC when you sell your shares, it will be assumed that you held the shares since the date of your original purchase in the Fund.

PRICING OF FUND SHARES
When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares. Purchase or sale orders received by an authorized dealer by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. If your order is received by a dealer after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC. The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B and Class D shares will generally be lower than the NAV of Class A shares of the same Fund. Securities owned by a Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Board of Directors.

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NAV:
COMPUTED SEPARATELY FOR EACH CLASS BY DIVIDING THAT CLASS'S SHARE OF THE NET ASSETS OF THE FUND (I.E., ITS ASSETS LESS LIABILITIES) BY THE TOTAL NUMBER OF OUTSTANDING SHARES OF THE CLASS.
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OPENING YOUR ACCOUNT
The Funds' shares are sold through authorized financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges. Ask your financial advisor if any of these programs apply to you.

To make your initial investment in a Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until 15 calendar days have elapsed from the date of your purchase to ensure your check clears.

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YOU MAY BUY SHARES OF ANY FUND FOR ALL TYPES OF TAX-DEFERRED RETIREMENT PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.
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The required minimum initial investments are:

         o Regular (non-retirement) accounts: $1,000

         o For accounts opened concurrently with Invest-A-Check(R):
           $100 to open if you will be making monthly investments
           $250 to open if you will be making quarterly investments

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent at least annually, a statement detailing all your transactions in the Fund and all other Seligman funds you own. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

    IF YOU WANT TO BE ABLE TO BUY, SELL, OR EXCHANGE SHARES BY TELEPHONE, YOU SHOULD COMPLETE AN APPLICATION WHEN YOU OPEN YOUR ACCOUNT. THIS WILL PREVENT YOU FROM HAVING TO COMPLETE A SUPPLEMENTAL ELECTION FORM (WHICH MAY REQUIRE A
                      SIGNATURE GUARANTEE) AT A LATER DATE.

HOW TO BUY ADDITIONAL SHARES

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:
                 Seligman Data Corp.
                 P.O. Box 9766
                 Providence, RI 02940-5051

Your check must be in US dollars and be drawn on a US bank. Third party and credit card convenience checks can not be used for investment.

You may also use the following account services to make additional investments:

INVEST-A-CHECK(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

AUTOMATIC DOLLAR-COST-AVERAGING. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

AUTOMATIC CD TRANSFER. You may instruct your bank to invest the proceeds of a maturing bank CD in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

DIVIDENDS FROM OTHER INVESTMENTS. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

DIRECT DEPOSIT. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

SELIGMAN TIME HORIZON MATRIX SM. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and frames a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

SELIGMAN HARVESTER. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.

HOW TO EXCHANGE SHARES BETWEEN THE SELIGMAN MUTUAL FUNDS
You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund or you may sell shares of another Seligman mutual fund to buy shares of any Fund. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy Class A shares of a Fund or another Seligman mutual fund. Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options to the new fund, you must specifically request so at the time of your exchange. If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment. See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es), which you should read and understand before investing.

HOW TO SELL SHARES
The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account." Generally, when you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold). You may always send a written request to sell Fund shares. It may take longer to get your money if you send your request by mail. You will need to guarantee your signature(s) if the proceeds are:

                (1) $50,000 or more;
                (2) to be paid to someone other than all account owners, or
                (3) mailed to other than your address of record.

SIGNATURE GUARANTEE:
Protects you and the Funds from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable guarantee.

You may need to provide additional documents to sell Fund shares if you are:

                o  a corporation;
                o  an executor or administrator;
                o  a trustee or custodian; or
                o  in a retirement plan.
If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

SYSTEMATIC WITHDRAWAL PLAN. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12% or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT
To protect you and other shareholders, each Fund reserves the right to:

    o   Refuse an exchange request if:

        1. you have exchanged twice from the same fund in any three-month period;

        2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

        3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

      o  Refuse any request to buy Fund shares.
      o  Reject any request received by telephone.
      o  Suspend or terminate telephone services.
      o  Reject a signature guarantee that SDC believes may be fraudulent.
      o  Close your fund account if its value falls below $500.
      o Close your account if it does not have a certified taxpayer identification number.

TELEPHONE SERVICES

You and your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

      o  Sale of uncertificated shares (up to $50,000 per day)
      o  Exchanges o Dividend and/or capital gain distribution option changes
      o  Address changes
      o  Establish systematic withdrawals to address of record

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

      o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone.

      o  Corporations may not sell Fund shares by phone.

      o  IRAs may only exchange Fund shares or request address changes by phone.

      o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

REINSTATEMENT PRIVILEGE

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the same Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that each Fund's distributions will be primarily capital gains.


Shareholders may elect to:

(1) reinvest both dividends and capital gain distributions;

(2) take dividends in cash and reinvest capital gain distributions; or

(3) take both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a prototype retirement plan.

If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus, or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

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DIVIDEND:
A PAYMENT BY A MUTUAL FUND, USUALLY DERIVED FROM THE FUND'S NET INVESTMENT INCOME (DIVIDENDS AND INTEREST EARNED ON PORTFOLIO SECURITIES LESS EXPENSES).

CAPITAL GAIN DISTRIBUTION:
A PAYMENT TO MUTUAL FUND SHAREHOLDERS WHICH REPRESENTS PROFITS REALIZED ON THE SALE OF SECURITIES IN A FUND'S PORTFOLIO.

EX-DIVIDEND DATE:
THE DAY ON WHICH ANY DECLARED DISTRIBUTIONS (DIVIDENDS OR CAPITAL GAINS) ARE DEDUCTED FROM A FUND'S ASSETS BEFORE IT CALCULATES ITS NAV.
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TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Capital gains distributed by a Fund may be taxed at different rates depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

EACH JANUARY, YOU WILL BE SENT INFORMATION ON THE TAX STATUS OF ANY DISTRIBUTIONS MADE DURING THE PREVIOUS CALENDAR YEAR. BECAUSE EACH SHAREHOLDER'S SITUATION IS UNIQUE, YOU SHOULD ALWAYS CONSULT YOUR TAX ADVISOR CONCERNING THE EFFECT INCOME TAXES MAY HAVE ON YOUR INDIVIDUAL INVESTMENT.

THE SELIGMAN MUTUAL FUNDS

EQUITY
SPECIALTY
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SELIGMAN COMMUNICATIONS AND
INFORMATION FUND

SEEKS CAPITAL APPRECIATION BY INVESTING IN COMPANIES OPERATING IN ALL ASPECTS OF THE COMMUNICATIONS, INFORMATION, AND RELATED INDUSTRIES.


SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GLOBAL SECURITIES (US AND NON-US) OF COMPANIES IN THE TECHNOLOGY AND TECHNOLOGY-RELATED INDUSTRIES.


SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN EMERGING MARKETS.


SMALL COMPANY
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SELIGMAN FRONTIER FUND

SEEKS TO MAXIMIZE CAPITAL APPRECIATION BY INVESTING PRIMARILY IN SMALL COMPANY GROWTH STOCKS.


SELIGMAN SMALL-CAP VALUE FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITIES OF SMALL COMPANIES, DEEMED TO BE "VALUE" COMPANIES BY THE INVESTMENT MANAGER.


SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SECURITIES OF SMALLER COMPANIES AROUND THE WORLD, INCLUDING THE US.


MEDIUM COMPANY
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SELIGMAN CAPITAL FUND

SEEKS CAPITAL APPRECIATION BY INVESTING IN THE COMMON STOCKS OF COMPANIES WITH SIGNIFICANT POTENTIAL FOR GROWTH.


LARGE COMPANY
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SELIGMAN GROWTH FUND

SEEKS LONG-TERM GROWTH OF CAPITAL VALUE AND AN INCREASE IN FUTURE INCOME.


SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES THAT HAVE THE POTENTIAL TO BENEFIT FROM GLOBAL ECONOMIC OR SOCIAL TRENDS.


SELIGMAN LARGE-CAP VALUE FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITIES OF LARGE COMPANIES, DEEMED TO BE "VALUE" COMPANIES BY THE INVESTMENT MANAGER.


SELIGMAN COMMON STOCK FUND

SEEKS FAVORABLE, BUT NOT THE HIGHEST, CURRENT INCOME AND LONG-TERM GROWTH OF BOTH INCOME AND CAPITAL, WITHOUT EXPOSING CAPITAL TO UNDUE RISK.


SELIGMAN HENDERSON INTERNATIONAL FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SECURITIES OF MEDIUM- TO LARGE-SIZED COMPANIES, PRIMARILY IN THE DEVELOPED MARKETS OUTSIDE THE US.


BALANCED
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SELIGMAN INCOME FUND

SEEKS HIGH CURRENT INCOME AND IMPROVEMENT IN CAPITAL VALUE OVER THE LONG TERM, CONSISTENT WITH PRUDENT RISK OF CAPITAL.

FIXED-INCOME

INCOME
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SELIGMAN HIGH-YIELD BOND SERIES

SEEKS TO MAXIMIZE CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH-YIELDING, HIGH-RISK CORPORATE BONDS, COMMONLY REFERRED TO AS "JUNK BONDS."


SELIGMAN U.S. GOVERNMENT SECURITIES SERIES

SEEKS HIGH CURRENT INCOME PRIMARILY BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SECURITIES GUARANTEED BY THE US GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES, WHICH HAVE MATURITIES GREATER THAN ONE YEAR.

MUNICIPAL
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SELIGMAN MUNICIPAL FUNDS:
NATIONAL FUND*

SEEKS MAXIMUM INCOME, EXEMPT FROM REGULAR FEDERAL INCOME TAXES.

STATE-SPECIFIC FUNDS:

SEEK TO MAXIMIZE INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAXES AND FROM REGULAR INCOME TAXES IN THE DESIGNATED STATE.

CALIFORNIA        LOUISIANA          NEW JERSEY
 oHIGH-YIELD      MARYLAND           NEW YORK
 oQUALITY         MASSACHUSETTS      NORTH CAROLINA
COLORADO          MICHIGAN           OHIO
FLORIDA           MINNESOTA          OREGON
GEORGIA           MISSOURI           PENNSYLVANIA
                                     SOUTH CAROLINA

* A SMALL PORTION OF INCOME MAY BE SUBJECT TO STATE TAXES.
MONEY MARKET
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SELIGMAN CASH MANAGEMENT FUND

SEEKS TO PRESERVE CAPITAL AND TO MAXIMIZE LIQUIDITY AND CURRENT INCOME, BY INVESTING ONLY IN HIGH-QUALITY MONEY MARKET SECURITIES HAVING A MATURITY OF 90 DAYS OR LESS. THE FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the financial performance of each Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single Class share held throughout the periods shown. "Total return" shows how much you would have earned (or lost) on an investment in the Fund (assuming you reinvested all your dividends and capital gain distributions). Total returns do not reflect any sales charges. , independent auditors, have audited this information. Their report, along with each Fund's financial statements, is included in the Funds' annual report, which is available upon request.


INTERNATIONAL FUND

                                                 CLASS A                            CLASS B
                                ----------------------------------------   ------------------------
                                                                             YEAR ENDED
                                         YEAR ENDED OCTOBER 31,              OCTOBER 31,   4/22/96**
                                ----------------------------------------   --------------     TO
                                1998     1997     1996    1995     1994     1998    1997   10/31/96
                                ----     ----     ----    ----     ----     ----    ----    ------
PER SHARE DATA*:
Net asset value,
beginning of period ........   $       $17.17   $16.71  $17.67   $15.98   $       $16.74    $17.38
                               -----   ------   ------  ------   ------   ------  ------    ------
Investment operations:
  Net investment
    income (loss) ..........            (0.04)    0.05    0.06     0.04            (0.18)    (0.03)
  Net realized and
    unrealized gain
   (loss) on investments ...             2.47     1.77   (0.42)    0.91             2.42     (0.54)
  Net realized and
    unrealized gain
    (loss) on foreign
    currency
    transactions ...........            (0.79)   (0.44)   0.09     1.08            (0.79)    (0.07)
                               -----   ------   ------  ------   ------   ------  ------    ------
Total from investment
 operations ................             1.64     1.38   (0.27)    2.03             1.45     (0.64)
Less distributions:
  Dividends (from net
    investment income) .....               --       --      --    (0.01)              --        --
  Distributions from
    net realized
    capital gains ..........            (0.89)   (0.92)  (0.69)   (0.33)           (0.89)       --

Total distributions ........            (0.89)   (0.92)  (0.69)   (0.34)           (0.89)       --
                               -----   ------   ------  ------   ------   ------  ------    ------
Net asset value,
  end of period ............           $17.92   $17.17  $16.71   $17.67   $       $17.30    $16.74
                               =====   ======   ======  ======   ======   ======  ======    ======
Total return ...............       %    9.83%    8.43% (1.24)%   12.85%        %   8.90%   (3.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ...........   $      $46,107  $50,998 $48,763  $62,922   $       $6,350    $2,843
Ratio of expenses to
  average net assets .......       %    1.78%    1.81%    1.69%   1.63%        %    2.58%    2.66%+
Ratio of net
   investment income
  (loss) to average
  net assets ...............       %  (0.23)%    0.28%    0.35%   0.27%        %  (1.03)%  (0.35)%+
Portfolio turnover rate ....       %   83.11%   55.71%   60.70%  39.59%        %   83.11%   55.71%++

---------------------------
See footnotes on page 39.

                                       32


INTERNATIONAL FUND

                                                    CLASS D
                                     ----------------------------------------
                                             YEAR ENDED OCTOBER 31,
                                     ----------------------------------------
                                     1998      1997     1996    1995     1994
                                     ----      ----     ----    ----     ----
PER SHARE DATA*:
Net asset value, beginning
  of period ......................  $         $16.74   $16.43  $17.53   $15.96
                                    -----     ------   ------  ------   ------
Investment operations:
  Net investment loss ............             (0.18)   (0.08)  (0.07)   (0.09)
  Net realized and unrealized
    gain (loss) on investments ...              2.42     1.75   (0.43)    0.91
  Net realized and unrealized gain
    (loss) on foreign currency
    transactions .................             (0.79)   (0.44)   0.09     1.08
                                    -----     ------   ------  ------   ------
Total from investment operations..              1.45     1.23   (0.41)    1.90
Less Distributions:
  Dividends (from net
      investment income) .........                --       --      --       --
  Distributions from net realized
    capital gains ................             (0.89)   (0.92)  (0.69)   (0.33)
                                    -----     ------   ------  ------   ------
Total distributions ..............            (0.89)   (0.92)   (0.69)   (0.33)
                                    ------    ------   ------ - ------  ------
Net asset value, end of period ...  $         $17.30   $16.74   $16.43  $17.53
                                    =====     ======   ======  =======  ======
Total return .....................      %      8.90%    7.62%  (2.08)%  12.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) .................  $        $40,977  $47,917  $31,273  $19,903
Ratio of expenses to
  average net assets .............          %  2.58%    2.64%    2.50%    2.50%
Ratio of net investment loss to
  average net assets .............          %(1.03)%  (0.47)%  (0.44)%  (0.53)%
Portfolio turnover rate                     %  3.11%   55.71%   60.70%   39.59%
Without expense reimbursement
  and/or management fee waiver:***
  Net investment loss per share ..                             $(0.09)  $(0.11)
  Ratios:
  Expenses to average net assets..                               2.62%    2.67%
  Net investment loss to
    average net assets ...........                             (0.56)%  (0.70)%

-----------------------------
See footnotes on page 39.
                                       33




EMERGING MARKETS GROWTH  FUND


                                                               CLASS A                            CLASS B
                                                   -------------------------------    -----------------------------
                                                       YEAR ENDED                       YEAR ENDED
                                                       OCTOBER 31,     5/28/96**        OCTOBER 31,       5/28/96**
                                                     --------------       TO          --------------         TO
                                                     1998       1997   10/31/96      1998      1997       10/31/96
                                                     -----      -----  --------      -----     -----      --------
PER SHARE DATA*:
Net asset value, beginning of period .............    $         $  6.78   $ 7.14     $        $  6.76      $  7.14
                                                      -----     -------   ------     -----    -------      -------
Investment operations:
  Net investment loss ............................                (0.05)  (0.02)                (0.11)       (0.04)
  Net realized and unrealized
    gain (loss) on investments ...................                 1.05   (0.25)                 1.06        (0.25)
  Net realized and unrealized loss
    on foreign currency transactions .............                (0.44)  (0.09)                (0.44)       (0.09)
                                                      -----    --------  -------     ----     -------      -------
Total from investment operations .................                 0.56   (0.36)                 0.51        (0.38)
Less distributions:
  Distributions from net realized capital gains ..                   --       --       --          --           --
                                                      -----    --------  -------     ----     -------      -------
Total distributions ..............................                   --       --       --          --
                                                      -----    --------  -------     ----     -------      -------
Net asset value, end of period ...................             $   7.34  $  6.78     $          $7.27      $  6.76
                                                      =====    ========  =======     ====     =======      =======
Total return .....................................        %       8.26%  (5.04)%        %       7.54%      (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .........    $       $  44,061  $19,864     $        $28,819      $10,541
Ratio of expenses to average net assets ..........        %       2.27%    2.22%+       %       3.04%        3.00%+
Ratio of net investment loss to average net assets        %     (0.56)%  (0.69)%+       %     (1.33)%      (1.47)%+
Portfolio turnover rate ..........................        %      84.09%   12.24%        %      84.09%       12.24%
Without expense reimbursement and/or
  management fee waiver:***
  Net investment loss per share ..................                       $(0.05)                           $(0.07)
  Ratios:
  Expenses to average net assets .................                         3.02%+                            3.80%+
  Net investment loss to average net assets ......                       (1.49)%+                          (2.27)%+

------------------------------
SEE FOOTNOTES ON PAGE 39.


                                                                 CLASS D
                                                   -------------------------------
                                                     Year ended
                                                     October 31,        5/28/96**
                                                  --------------            TO
                                                    1998       1997      10/31/96
                                                    -----      -----     --------
PER SHARE DATA*:
Net asset value, beginning of period ............  $          $ 6.76      $ 7.14
                                                   -----      ------      ------
Investment operations:
  Net investment loss ...........................              (0.11)      (0.04)
  Net realized and unrealized
    gain (loss) on investments ..................               1.06       (0.25)
  Net realized and unrealized loss
    on foreign currency transactions ............              (0.44)      (0.09)
                                                   -----      ------      ------
Total from investment operations ................               0.51       (0.38)
Less Distributions:
  Distributions from net realized capital gains..                 --          --
                                                   -----      ------      ------
Total distributions .............................                 --          --
                                                   -----      ------      ------
Net asset value, end of period ..................  $          $ 7.27      $ 6.76
                                                   =====      ======      ======
Total return ....................................      %       7.54%     (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ........  $            $31,259   $13,664
Ratio of expenses to average net assets .........      %          3.04%     3.00%+
Ratio of net investment loss to average
  net assets ....................................      %        (1.33)%   (1.47)%+
Portfolio turnover rate .........................      %         84.09%    12.24%
Without expense reimbursement and/or
  management fee waiver:***
  Net investment loss per share .................                         $(0.07)
  Ratios:
  Expenses to average net assets ................                          3.80%+
  Net investment loss to average net assets .....                        (2.27)%+

---------------------------
SEE FOOTNOTES ON PAGE 39.

GLOBAL GROWTH OPPORTUNITIES FUND

                                                               CLASS A                            CLASS B
                                                   -------------------------------    -------------------------------
                                                       YEAR ENDED                        YEAR ENDED
                                                       OCTOBER 31,         11/1/95**     OCTOBER 31,         4/22/96**
                                                    --------------            TO         --------------         TO
                                                    1998         1997      10/31/96      1998       1997      10/31/96
                                                    -----        -----     --------      -----      -----     --------
PER SHARE DATA*:
Net asset value, beginning of period ........      $             $ 8.08      $ 7.14     $           $ 8.02      $ 8.04
                                                   -----          -----      ------     ------      ------       -----
Investment operations:
  Net investment loss .......................                     (0.05)      (0.03)                 (0.12)      (0.04)
  Net realized and unrealized
    gain on investments .....................                      1.47        1.12                   1.46        0.06
  Net realized and unrealized loss
    on foreign currency transactions ........                     (0.30)      (0.15)                 (0.30)      (0.04)
                                                   -----         ------      ------     ------      ------       -----
Total from investment operations ............                      1.12        0.94                   1.04       (0.02)
Less distributions:
  Distributions from net realized
     capital gains ..........................         --          --                     --          --
                                                   -----         ------      ------     ------      ------       -----
Total distributions .........................                        --          --                     --          --
                                                   -----         ------      ------     ------      ------       -----
Net asset value, end of period ..............                    $ 9.20       $8.08     $           $ 9.06      $ 8.02
                                                   =====         ======      ======     ======      ======       =====
Total return ................................          %         13.86%      13.17%          %      12.97%     (0.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ....      $           $109,060    $107,509     $          $19,311      $9,257
Ratio of expenses to average net assets .....          %          1.69%       1.91%          %       2.45%       2.53%+
Ratio of net investment loss to average
      net assets ............................          %        (0.59)%     (0.53)%          %     (1.35)%     (1.13)%+
Portfolio turnover rate .....................          %         79.32%      31.44%          %      79.32%      31.44%++

---------------------------
See footnotes on page 39.


                                                                 CLASS D
                                                   -------------------------------
                                                       Year ended       11/1/95**
                                                       October 31,
                                                     --------------         TO
                                                    1998       1997      10/31/96
                                                    -----      -----     --------
PER SHARE DATA*:
Net asset value, beginning of period ..........    $          $  8.02    $  7.14
                                                   -----      -------    -------
Investment operations:
  Net investment loss .........................                 (0.12)     (0.09)
  Net realized and unrealized
    gain on investments .......................                  1.46       1.12
  Net realized and unrealized loss
    on foreign currency transactions ..........                 (0.30)     (0.15)
                                                   -----      -------    ------
Total from investment operations ..............                  1.04       0.88
Less Distributions:
  Distributions from net realized capital
      gains ...................................       --          --
                                                   -----      -------    ------
Total distributions                                                --        --
                                                   -----      -------    -------
Net asset value, end of period ................    $           $ 9.06    $  8.02
                                                   =====      =======    =======
Total return ..................................        %       12.97%     12.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ......    $          $64,300    $53,540
Ratio of expenses to average net assets .......        %        2.45%      2.67%
Ratio of net investment loss to average
      net assets ..............................        %      (1.35)%    (1.25)%
Portfolio turnover rate .......................        %       79.32%     31.44%

----------------------------
See footnotes on page 39.

GLOBAL SMALLER COMPANIES FUND

                                                  CLASS A                                   CLASS B
                                    -----------------------------------------    ----------------------------
                                                                                     Year ended     4/22/96**
                                              Year ended October 31,                  October 31,       to
                                    -----------------------------------------       --------------
                                       1998    1997     1996    1995     1994       1998    1997   10/31/96
                                       ----    ----     ----    ----     ----       ----    ----    ------
PER SHARE DATA*:
Net asset value, beginning
  of period ........................   $       $15.14   $13.90  $11.93  $ 9.98              14.72    $14.44
                                       ------  -------  ------  ------  ------     ------   ------   ------
Investment operations:
  Net investment loss ..............               --      --    (0.02)  (0.08)             (0.11)    (0.06)
  Net realized and unrealized
    gain on investments ............             1.61     2.38    2.24    1.57               1.56      0.33
  Net realized and unrealized (gain)
  loss on foreign currency
  transactions .....................            (0.40)   (0.18)   0.08    0.52              (0.40)     0.01
                                       ------  ------   ------  ------  ------     ------
Total from investment operations ...             1.21     2.20    2.30    2.01               1.05      0.28
Less distributions:
  Distributions from net realized
    capital gains ..................            (0.73)   (0.96)  (0.33)  (0.06)             (0.73)      --
                                       ------  ------   ------   ------  ------     ------  -----
Total distributions ................            (0.73)   (0.96)  (0.33)  (0.06)             (0.73)      --
                                       ------  ------   ------   ------  ------     ------  -----

NET ASSET VALUE, END OF PERIOD .....           $15.62   $15.14  $13.90  $11.93    $        $15.04    $14.72
                                        =====  ======   ======  ======  ======    ======   ======    ======
Total return                                %   8.28%   16.95%  20.10%  20.28%        %     7.39%     1.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                    $        $434,397 $350,359 $102,479 $46,269   $      $247,600  $103,968
Ratio of expenses to
  average net assets                        %   1.67%    1.75%   1.83%   1.92%        %     2.43%      2.54%+
Ratio of net investment loss
  to average net assets                     %   0.02%    0.01% (0.20)% (0.77)%        %   (0.74)%    (0.80)%+
Portfolio turnover rate                     %  57.24%   45.38%  63.05%  62.47%        %    57.24%    45.38%++

------------------------------
See footnotes on page 39.

GLOBAL SMALLER COMPANIES FUND

                                                     CLASS D
                                    ---------------------------------------------
                                                Year ended October 31,
                                    ---------------------------------------------
                                      1998      1997      1996    1995     1994
                                      ----      ----      ----    ----     ----
Per Share Data*:
Net asset value, beginning
  of period ......................   $         $14.72    $13.63  $11.80     $ 9.94
                                     -----      -----    ------  ------     ------
Investment operations:
  Net investment loss ............              (0.11)    (0.11)  (0.12)     (0.16)
  Net realized and unrealized
    gain on investments ..........               1.57      2.34    2.20       1.57
  Net realized and unrealized gain
  (loss) on foreign currency
  transactions ...................              (0.40)    (0.18)   0.08       0.51
                                     ------    ------    ------  ------     ------
Total from investment operations .               1.06      2.05    2.16       1.92
Less Distributions:
  Distributions from net realized
    capital gains ................              (0.73)    (0.96)  (0.33)     (0.06)
                                     ------    ------    ------  ------     ------
Total distributions ..............              (0.73)    (0.96)  (0.33)     (0.06)
                                     ------   -------    ------  ------     ------
Net asset value, end of period ...   $         $15.05    $14.72  $13.63     $11.80
                                     ======    ======    ======  ======     ======
Total return .....................   %          7.47%    16.14%  19.11%     19.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) .................   $       $370,625  $285,477   $85,548  $38,317
Ratio of expenses to
  average net assets .............   %          2.43%     2.51%     2.61%    2.70%
Ratio of net investment loss to
  average net assets .............   %        (0.74)%   (0.75)%   (0.97)%  (1.53)%
Portfolio turnover rate ..........   %         57.24%    45.38%    63.05%   62.47%

-------------------------------
See footnotes on page 39.

GLOBAL TECHNOLOGY FUND

                                                 CLASS A                            CLASS B
                                 ----------------------------------------   -----------------------------
                                                                              Year ended      4/22/96**
                                           Year ended October 31,             October 31,        to
                                 ----------------------------------------  ---------------
                                  1998     1997     1996     1995     1994   1998    1997     10/31/96
                                  ----     ----     ----     ----     ----   ----    ----    ------
Per Share Data*:
Net asset value, beginning
  of period                       $       $11.31   $13.05    $ 8.37  $ 7.14  $       $11.09  $11.47
                                  -----   ------   ------    ------  ------  ------  ------  ------
Investment operations:
  Net investment loss                      (0.16)   (0.08)    (0.10)  (0.01)          (0.26)  (0.08)
  Net realized and unrealized
    gain (loss) on investments              4.06    (0.92)     4.90    1.08            3.97   (0.39)
  Net realized and unrealized
     gain (loss) on foreign
     currency transactions                 (0.07)    0.05     (0.05)   0.16           (0.07)   0.09
                                  -----   ------    -----     -----   -----   -----   -----   -----
Total from investment operations            3.83    (0.95)     4.75    1.23            3.64   (0.38)
Less distributions:
  Dividends (from net
    investment income)                        --    (0.02)       --      --              --      --
  Distributions from net realized
    capital gains                             --    (0.77)    (0.07)     --              --      --
                                  -----   ------    -----     -----   -----   -----   -----   -----
Total distributions                           --    (0.79)    (0.07)     --              --      --
                                  -----   ------    -----     -----   -----   -----   -----   -----

NET ASSET VALUE, END OF PERIOD            $15.14   $11.31    $13.05  $ 8.37   $      $14.73   $11.09
                                  =====   ======   ======    ======  ======   =====  ======   ======
Total return                          %   33.86%  (7.33)%    57.31%  17.23%       %  32.82%  (3.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                  $     $583,257 $499,858  $447,732 $50,719   $     $53,046  $18,840
Ratio of expenses to
  average net assets                  %    1.67%    1.75%     1.91%   2.00%+      %   2.42%    2.51%+
Ratio of net investment loss
  to average net assets               %  (1.10)%  (0.74)%   (0.89)% (0.45)%+      % (1.85)%  (1.40)%+
Portfolio turnover rate               %   94.06%   73.00%     87.42  29.20%       %  94.06%   73.00%++
Without expense reimbursement
  and/or management fee waiver:***
  Net investment loss per share                                     $(0.02)
  Ratios:
  Expenses to average net assets                                      2.18%+
  Net investment loss to
  average net assets                                                (0.63)%+

-----------------------
See footnotes on page 39.

GLOBAL TECHNOLOGY FUND

                                                            CLASS D
                                    -----------------------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                    ------------------------------------------------------
                                                                                5/23/94**
                                      1998     1997       1996       1995      to 10/31/94
                                     -----    -----      -----       -----     -----------
PER SHARE DATA*:
Net asset value, beginning
  of period ......................   $       $   11.09    $12.89    $ 8.34      $  7.14
                                     ----    ---------    ------    ------      -------
Investment operations:
  Net investment loss ............               (0.26)    (0.17)    (0.18)        (0.04)
  Net realized and unrealized
    gain (loss) on investments ...                3.97     (0.91)     4.85          1.08
  Net realized and unrealized gain
    (loss) on foreign currency
    transactions .................               (0.07)     0.05     (0.05)         0.16
                                     ----    ---------    ------    ------      --------
Total from investment operations .                3.64     (1.03)     4.62          1.20
Less Distributions:
  Distributions from net realized
    capital gains ................                  --     (0.77)    (0.07)           --
                                     ----    ---------    ------    ------      --------
Total distributions ..............                  --     (0.77)    (0.07)           --
                                     ----    ---------    ------    ------      --------
Net asset value, end of period ...   $       $   14.73    $11.09   $ 12.89      $   8.34
                                     ====    =========   =======   =======      ========
Total return .....................      %       32.82%   (8.07)%    55.95%        16.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) .................   $       $ 232,882  $197,412  $161,622      $  6,499
Ratio of expenses to
  average net assets .............      %        2.42%     2.52%     2.66%         2.75%+
Ratio of net investment loss to
  average net assets .............      %      (1.85)%   (1.50)%     (1.63)
Portfolio turnover rate ..........      %       94.06%    73.00%    87.42%        29.20%
Without expense reimbursement
  and/or management fee waiver:***
  Net investment loss per share ..                                                $(0.06)
  Ratios:
  Expenses to average net assets .                                                 3.36%+
  Net investment loss to
    average net assets ...........                                               (1.83)%+

   * Per share amounts are calculated based on average shares outstanding.
  ** Commencement of offering of shares.
 *** The manager and the subadviser, at their discretion, waived a portion of their fees and, in some cases, the subadviser reimbursed certain expenses for their periods presented.
   + Annualized.
  ++ For the year ended October 31, 1996.

HOW TO CONTACT US

THE FUND                      Write:         Corporate Communications/Investor
                                             Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                              Phone:         Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

                              Website:       http://www.seligman.com

Your Regular
(Non-Retirement)
Account                       Write:         Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                              Phone:         Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US

                              Website:        http://www.seligman.com



Your Retirement
Account                       Write:         Retirement Plan Services
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                              Phone:         Toll-Free (800) 445-1777


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FOR MORE INFORMATION

   THE FOLLOWING INFORMATION IS AVAILABLE WITHOUT CHARGE UPON REQUEST: CALL TOLL-FREE (800) 221-2450 IN THE US OR (212) 682-7600 OUTSIDE THE U.S.

   STATEMENT OF ADDITIONAL INFORMATION (SAI) CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND. IT IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION
   (SEC) AND IS INCORPORATED BY REFERENCE INTO (IS LEGALLY PART OF) THIS PROSPECTUS.

   ANNUAL/SEMI-ANNUAL REPORTS CONTAIN ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SEIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1861
                      100 PARK AVENUE, NEW YORK, NY 10017

   INFORMATION ABOUT THE FUND, INCLUDING THE SAI, CAN BE VIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL (800) SEC-0330. THE SAI, ANNUAL/SEMI-ANNUAL REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE: HTTP://WWW.SEC.GOV.

   COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING: PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-6009.

SEC FILE NUMBER: 811-6485

                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.

                      SELIGMAN HENDERSON INTERNATIONAL FUND
                 SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND

               SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
                SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

                    SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

                       Statement of Additional Information
                                  March 1, 1999

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Henderson Global Fund Series, Inc., dated March 1, 1999. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Funds' Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                TABLE OF CONTENTS

Fund History .............................................................  2
Description of the Funds and Their Investments and Risks .................  2
Management of the Funds ..................................................  10
Control Persons and Principal Holders of Securities.......................  15
Investment Advisory and Other Services ...................................  15
Brokerage Allocation and Other Practices .................................  23
Capital Stock and Other Securities .......................................  24
Purchase, Redemption, and Pricing of Shares ..............................  24
Taxation of the Funds ....................................................  29
Underwriters..............................................................  31
Calculation of Performance Data ..........................................  34
Financial Statements......................................................  39
General Information.......................................................  39
Appendix A ...............................................................  40
Appendix B................................................................  43
Appendix C................................................................  45

                                  FUND HISTORY

Seligman Henderson Global Fund Series, Inc. was incorporated in Maryland on November 22, 1991 under the name Seligman International Fund Series, Inc. It changed its name to its present name on May 25, 1993.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

Seligman Henderson Global Fund Series, Inc. is a diversified, open-end management investment company, or mutual fund. It consists of five separate series:

Seligman Henderson International Fund (INTERNATIONAL FUND) Seligman Henderson Emerging Markets Growth Fund (EMERGING MARKETS GROWTH FUND) Seligman Henderson Global Growth Opportunities Fund (GLOBAL GROWTH OPPORTUNITIES FUND) Seligman Henderson Global Smaller Companies Fund (GLOBAL SMALLER COMPANIES FUND) Seligman Henderson Global Technology Fund (GLOBAL TECHNOLOGY FUND)

INVESTMENT STRATEGIES AND RISKS

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.

GENERAL. In allocating each Fund's investments among geographic regions and individual countries, the investment manager will consider such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships.

Each Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Each Fund will normally invest its assets in equity securities, including common stock, securities convertible into or exchangeable for common stock, depositary receipts and warrants. A Fund may, however, invest up to 25% of its assets in preferred stock and debt securities. Dividends or interest income are considered only when the investment manager believes that such income will favorably influence the market value of a security in light of each Fund's objective of capital appreciation. Equity securities in which each Fund invests may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets.

Debt securities in which each Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Fund, with the exception of the Emerging Markets Growth Fund, will invest only in "investment grade" debt securities or, in the case of unrated securities, debt securities that are, in the opinion of the investment manager, of equivalent quality to "investment grade" securities. "Investment grade" debt securities are rated within the four highest rating categories as determined by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Rating Service (S&P). Securities rated within the highest of the four investment grade categories (i.e., Aaa by Moody's and AAA by S&P) are judged to be of the best quality and carry the smallest degree of risk. For capital appreciation, the Emerging Markets Growth Fund may invest up to 5% of its assets in governmental and corporate debt securities that, at the time of purchase by the Fund, are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, deemed by the investment manager to be of comparable quality. The Emerging Markets Growth Fund will not invest in debt securities rated lower than C by Moody's or C by S&P or, if unrated, deemed by the investment manager to be of comparable quality. Securities rated Baa/BBB or lower lack high quality investment characteristics and may also have speculative characteristics. (Appendix A to the Statement of Additional Information contains a description of these rating categories.) Debt securities are interest-rate sensitive, so their value tends to decrease when interest rates rise and increase when interest rates fall.

Each Fund may invest in securities represented by European Depositary Receipts
(EDRs), American Depositary Receipts (ADRs) and Global Depositary Receipts
(GDRs) (collectively, Depositary Receipts). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in US dollars at a price that generally reflects the US dollar equivalent of the home country share price. EDRs and GDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. For purposes of a Fund's investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

By investing in foreign securities, a Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The investment manager believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International and global diversification reduces the effect events in any one country will have on a Fund's entire investment portfolio. Of course, a decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

FOREIGN INVESTMENT RISK FACTORS. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that a Fund's foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile, than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which a Fund could lose its entire investment in a certain market); limitations on the removal of moneys or other assets of a Fund; political or social instability or revolution; or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Each Fund may invest in sovereign debt. The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date of payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government's policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country.

FOREIGN CURRENCY RISK FACTORS. Investments in foreign securities will usually be denominated in foreign currency, and each Fund may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates, and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow, and numerous other factors, including, in some countries, local governmental intervention).

EMERGING MARKET INVESTMENT RISK FACTORS. Some of the risks described in the preceding paragraphs may be more severe for investments in emerging countries. By comparison with the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less seasoned and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital; or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. SMALLER COMPANY INVESTMENT RISK FACTORS. The investment manager believes that smaller companies generally have greater earnings and sales growth potential than larger companies. However, investments in such companies may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities of larger companies.

TECHNOLOGY INVESTMENT RISK FACTORS. The value of Global Technology Fund shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. As such, the Global Technology Fund is not an appropriate investment for individuals who require safety of principal or stable income from their investments. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The investment manager will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Fund will usually enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the US dollar value of securities it already owns. A Fund may be required to cover certain forward currency contract positions by establishing a segregated account with its custodian that will contain only liquid assets, such as US Government securities or other liquid high-grade debt obligations.

A Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the US dollar). In this case the contract would approximate the value of some or all of a Fund's portfolio securities denominated in such foreign currency. If appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or proxy currency act as an effective proxy for other currencies. In these circumstances, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The investment manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of each Fund and its ability to purchase additional securities.

Except as set forth above and immediately below, a Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige a Fund to deliver an amount of foreign currency in excess of the value of such Fund's portfolio securities or other assets denominated in that currency. A Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, a Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, a Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the investment manager.

Although a Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Fund's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the US dollar or other currencies. Additionally, this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

DERIVATIVES. Each Fund may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Fund will not invest in derivatives for speculative purposes, which means where the derivative investment exposes the Fund to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. A Fund will not invest in a specific type of derivative without prior approval from the Funds' Board of Directors after consideration of, among other things, how the derivative instrument serves the Fund's investment objective, and the risks associated with the investment. The only types of derivatives in which each Fund is currently permitted to invest are forward foreign currency exchange contracts, stock purchase rights and warrants, and put options.

RIGHTS AND WARRANTS. Each Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in a Fund's investment restrictions regarding such securities.

A Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets (valued at the lower of cost or market). In addition, no more than 2% of net assets of a Fund may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

PUT OPTIONS. Each Fund may purchase put options on portfolio securities in an attempt to hedge against a decrease in the market price of an underlying security held by the Fund. A Fund will not purchase options for speculative purposes. Purchasing a put option gives a Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. This hedge protection is provided during the life of the put option since the Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price.

When a Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission that would have been charged if the security were purchased or sold directly. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, a Fund would let the put option expire resulting in a reduced profit on the underlying security equal to the cost of the put option. The cost of the put option is limited to the premium plus commission paid. A Fund's maximum financial exposure will be limited to these costs.

A Fund may purchase options listed on public exchanges as well as over-the-counter. Options listed on an exchange are generally considered very liquid. OTC options are considered less liquid and therefore, will only be considered when there is not a comparable listed option. Because options will be used solely for hedging, and due to their relatively low cost and short duration, liquidity is not a significant concern.

A Fund's ability to engage in option transactions may be limited by tax considerations.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933
Act)) and other securities that are not readily marketable. Each Fund does not currently expect to invest more than 5% of its assets in such securities. A Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and, the investment manager, acting pursuant to procedures approved by the Funds' Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the investment manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

OTHER INVESTMENT COMPANIES. Certain emerging markets have restrictions that preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment is permitted in certain emerging markets through governmentally authorized investment vehicles or companies, including closed-end investment companies, which may be acquired at prices in excess of their net asset values. In accordance with the 1940 Act, each Fund may invest up to 10% of its assets in shares of other investment companies. If a Fund invests in other investment companies, shareholders would bear not only their proportionate share of Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

SHORT SALES. Each Fund may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which a Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a money market instrument, generally a US Government obligation, subject to resale at a mutually agreed-upon price and time. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the instrument and is unrelated to the interest rate on the instrument. A Fund's repurchase agreements will at all times be fully collateralized, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating securities underlying the agreement, a decline in the value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less.

Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. However, a Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

BORROWING. Each Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes and may invest the funds in additional securities. A Fund's borrowing will not exceed 5% of its total assets (except the Emerging Markets Growth Fund, where such borrowings will not exceed 10% of the Fund's total assets) and will be made at prevailing interest rates. Each Fund's borrowings are limited so that immediately after such borrowing the value of the its assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Fund, for any reason, have borrowings that do not meet the above test, such Fund must reduce such borrowings so as to meet the foregoing test within three business days. Under these circumstances, a Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of a Fund's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of a Fund could decrease faster than if there had been no borrowings.

LENDING OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to broker/dealers and other institutions if the investment manager believes such loans will be beneficial to a Fund. Such loans will not exceed 33 1/3% of a Fund's total assets taken at market value. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividend or interest paid on the securities. The Fund may invest the cash collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by a Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The lending of portfolio securities could involve the risk of delays in receiving additional collateral or in the recovery of securities and possible loss of rights in collateral in the event that a borrower fails financially.

Except as otherwise specifically noted above, a Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

FUND POLICIES

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, each Fund may not:

1. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the US Government, its agencies or instrumentalities).

2. Invest more than 25% of its total assets, at market value, in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the US Government, its agencies or instrumentalities).

3. Own more than 10% of the outstanding voting securities of any issuer, or more than 10% of any class of securities of one issuer.

4. Invest more than 5% of the value of its total assets, at market value, in the securities of issuers which, with their predecessors, have been in business less than three years; provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this limitation.

5. Purchase securities of open-end or closed-end investment companies, except as permitted by the Investment Company Act of 1940, as amended (1940 Act), and other applicable law.

6. Invest in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market value, would exceed 5% of a Fund net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to have been purchased without cost.

7. Make loans of money or securities other than (a) through the purchase of securities in accordance with a Fund's investment objective, (b) through repurchase agreements and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of its total assets.

8. Issue senior securities or borrow money except from banks and then in amounts not in excess of 5% (10% for Emerging Markets Growth Fund) of its total assets. as described above.

9. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

10.   Invest in companies for the purpose of exercising control or management.

11. Underwrite securities of other issuers except to the extent that a Fund may be deemed an underwriter when purchasing or selling portfolio securities.

12. Purchase or retain securities of any issuer (other than the shares of the Fund) if to the Fund's knowledge, those officers and directors of the Fund and the officers and directors of the investment manager or subadviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

13. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts that invest in real estate or interests therein).

14.   Make short sales except short sales against-the-box.

Each Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940 (1940 Act), a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

TEMPORARY DEFENSIVE POSITION

When the investment manager believes that market conditions warrant a temporary defensive position, a Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the US Government or state governments. A Fund's investments in commercial paper of US issuers will be limited to (1) obligations rated Prime-1 by Moody's or A-1 by S&P or (2) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by S&P's. A description of various commercial paper ratings and debt securities ratings appears in Appendix A. A Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US short-term instruments.

PORTFOLIO TURNOVER

A Fund may generally change its portfolio investments at any time in accordance with the investment manager's appraisal of factors affecting any particular issuer or the market or economy in general. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Funds' portfolio turnover rates for the fiscal years ended October 31, 1998 and 1997 were:

FUND                                         1998               1997
----                                         ----               ----
International Fund                           81.37%             83.11%
Emerging Markets Growth Fund                 94.09%             84.09%
Global Growth Opportunities Fund             45.43%             79.32%
Global Smaller Companies Fund                50.81%             57.24%
Global Technology Fund                       87.55%             94.06%


                             MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS

Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

             Name,                                                                     Principal
           (Age) and                   Positions(s) Held                          Occupation(s) During
            ADDRESS                        WITH FUND                                  PAST 5 YEARS
           ---------                   -----------------                          --------------------
      William C. Morris*         Director, Chairman of the       Chairman, J. & W. Seligman & Co. Incorporated,
             (60)                Board, Chief Executive          Chairman and Chief Executive Officer, the Seligman
                                 Officer and Chairman of the     Group of investment companies; Chairman, Seligman
                                 Executive Committee             Advisors, Inc, Seligman Services, Inc., and Carbo
                                                                 Ceramics Inc., ceramic proppants for oil and gas
                                                                 industry; Director, Seligman Data Corp., Kerr-McGee
                                                                 Corporation, diversified energy company; and Sarah
                                                                 Lawrence College; and a Member of the Board of
                                                                 Governors of the Investment Company Institute.
                                                                 Formerly, Director, Daniel Industries Inc.,
                                                                 manufacturer of oil and gas metering equipment.

        Brian T. Zino*           Director, President and         Director and President, J. & W. Seligman & Co.
             (46)                Member of the Executive         Incorporated; President (with the exception of
                                 Committee                       Seligman Quality Municipal Fund, Inc. and Seligman
                                                                 Select Municipal Fund, Inc.) and Director or Trustee,
                                                                 the Seligman Group of investment companies; Director,
                                                                 ICI Mutual Insurance Company; Chairman, Seligman Data
                                                                 Corp.; Director, Seligman Advisors, Inc., Seligman
                                                                 Services, Inc., and Seligman Henderson Co.

     Richard R. Schmaltz*        Director and Member of the      Director and Managing Director, Director of
             (58)                Executive Committee             Investments, J. & W. Seligman & Co. Incorporated;
                                                                 Director or Trustee, the Seligman Group of investment
                                                                 companies; Director, Seligman Henderson Co., and
                                                                 Trustee Emeritus of Colby College. Formerly, Director,
                                                                 Investment Research at Neuberger & Berman from May 1993
                                                                 to September 1996.

        John R. Galvin           Director                        Dean, Fletcher School of Law and Diplomacy at Tufts
             (69)                                                University; Director or Trustee, the Seligman Group
       Tufts University                                          of investment companies; Chairman, American Council
        Packard Avenue,                                          on Germany; a Governor of the Center for Creative
       Medford, MA 02155                                         Leadership; Director; Raytheon Co., electronics;
                                                                 National Defense University; and the Institute for
                                                                 Defense Analysis.  Formerly, Director, USLIFE
                                                                 Corporation; Ambassador, U.S. State Department for
                                                                 negotiations in Bosnia; Distinguished Policy Analyst
                                                                 at Ohio State University and Olin Distinguished
                                                                 Professor of National Security Studies at the United
                                                                 States Military Academy.  From June 1987 to June
                                                                 1992, he was the Supreme Allied Commander, Europe and
                                                                 the Commander-in-Chief, United States European
                                                                 Command.
                                                           11

       Alice S. Ilchman          Director                        Retired President, Sarah Lawrence College; Director
             (63)                                                or Trustee, the Seligman Group of investment
      18 Highland Circle                                         companies; Director, the Committee for Economic
     Bronxville, NY 10708                                        Development; and Chairman, The Rockefeller

                                                                 Foundation, charitable foundation. Formerly, Trustee,
                                                                 The Markle Foundation, philanthropic organization; and
                                                                 Director, NYNEX, telephone company; and International
                                                                 Research and Exchange Board, intellectual exchanges.

       Frank A. McPherson        Director                        Retired Chairman and Chief Executive Officer of
              (65)                                               Kerr-McGee Corporation; Director or Trustee, the
    123 Robert S. Kerr Ave.                                      Seligman Group of investment companies; Director,
    Oklahoma City, OK 73102                                      Kimberly-Clark Corporation, consumer products; Bank
                                                                 of Oklahoma Holding Company; Baptist Medical Center;
                                                                 Oklahoma Chapter of the Nature Conservancy; Oklahoma
                                                                 Medical Research Foundation; and National Boys and
                                                                 Girls Clubs of America; and Member of the Business
                                                                 Roundtable and National Petroleum Council. Formerly,
                                                                 Chairman, Oklahoma City Public Schools Foundation; and
                                                                 Director, Federal Reserve System's Kansas City Reserve
                                                                 Bank and the Oklahoma City Chamber of Commerce.

         John E. Merow           Director                        Retired Chairman and Senior Partner, Sullivan &
             (69)                                                Cromwell, law firm; Director or Trustee, the Seligman
       125 Broad Street,                                         Group of investment companies; Director, Commonwealth
      New York, NY 10004                                         Industries, Inc., manufacturers of aluminum sheet
                                                                 products; the Foreign Policy Association; Municipal Art
                                                                 Society of New York; the U.S. Council for International
                                                                 Business; and New York Presbyterian Hospital; Chairman,
                                                                 American Australian Association; and The New York and
                                                                 Presbyterian Hospital Care Network, Inc.;
                                                                 Vice-Chairman, the U.S.-New Zealand Council; and Member
                                                                 of the American Law Institute and Council on Foreign
                                                                 Relations.

        Betsy S. Michel          Director                        Attorney; Director or Trustee, the Seligman Group of
             (56)                                                investment companies; Trustee, the Geraldine R. Dodge
         P.O. Box 449                                            Foundation, charitable foundation; and Chairman of
      Gladstone, NJ 07934                                        the Board of Trustees of St. George's School
                                                                 (Newport, RI). Formerly, Director, the National
                                                                 Association of Independent Schools (Washington, DC).

        James C. Pitney          Director                        Retired Partner, Pitney, Hardin, Kipp & Szuch, law
             (72)                                                firm; Director or Trustee, the Seligman Group of
 Park Avenue at Morris County,                                   investment companies. Formerly, Director, Public
 P.O. Box 1945, Morristown, NJ                                   Service Enterprise Group, public utility.
             07962

                                                           12



       James Q. Riordan          Director                        Director or Trustee, the Seligman Group of investment
             (71)                                                companies; Director, The Houston Exploration Company;
       675 Third Avenue,                                         The Brooklyn Museum, KeySpan Energy Corporation; and
          Suite 3004                                             Public Broadcasting Service; and Trustee, the
      New York, NY 10017                                         Committee for Economic Development. Formerly,
                                                                 Co-Chairman of the Policy Council of the Tax
                                                                 Foundation; Director, Tesoro Petroleum Companies,
                                                                 Inc. and Dow Jones & Co., Inc.; Director and
                                                                 President, Bekaert Corporation; and Co-Chairman,
                                                                 Mobil Corporation.

       Robert L. Shafer          Director                        Retired Vice President, Pfizer Inc.; Director or
             (66)                                                Trustee, the Seligman Group of investment companies.
     235 East 42nd Street,                                       Formerly, Director, USLIFE Corporation.
      New York, NY 10017

       James N. Whitson          Director                        Director and Consultant, Sammons Enterprises, Inc.;
             (63)                                                Director or Trustee, the Seligman Group of investment
      300 Crescent Court,                                        companies; C-SPAN; and CommScope, Inc. manufacturer
           Suite 700                                             of coaxial cables.  Formerly, Executive Vice
       Dallas, TX 75202                                          President, Chief Operating Officer, Sammons
                                                                 Enterprises, Inc.; and Director, Red Man Pipe and
                                                                 Supply Company, piping and other materials.

         Peter Bassett           Vice  President  and            Portfolio Manager, Henderson Investment Management
              (43)               Portfolio Manager               Limited.  He has been a portfolio manager at
                                                                 Henderson plc, investment managers, since December
                                                                 1992.

         Iain C. Clark           Vice  President  and Portfolio   Managing Director and Chief Investment Officer,
              (48)               Manager                         Seligman Henderson Co., advisers, since April 1992.
                                                                 He has been a Director and Senior Portfolio Manager,
                                                                 Henderson plc, investment managers, since April, 1985.

          Nitin Mehta            Vice President and Portfolio    Portfolio Manager, Henderson Investment Management
              (38)               Manager                         Limited.  He has been a portfolio manager with
                                                                 Henderson plc, investment managers, since September
                                                                 1994, and from May 1993 to September 1994 he was Head
                                                                 of Curreny Management and Derivatives at Quorum Capital
                                                                 Management.

        Arsen Mrakovcic          Vice  President  and Portfolio  Managing Director, J. & W. Seligman & Co.
              (34)               Manager                         Incorporated; Vice President and Portfolio Manager,
                                                                 two other open-end investment companies in the
                                                                 Seligman Group.  He was Vice President, Investment
                                                                 Officer, J. & W. Seligman & Co. Incorporated from
                                                                 January 1995 to January 1996 and Portfolio Assistant,
                                                                 J. & W. Seligman & Co. Incorporated from June 1992 to
                                                                 January 1995.


                                                           13




          Paul H. Wick           Vice  President  and Portfolio  Director and Managing Director, J. & W. Seligman &
              (36)               Manager                         Co. Incorporated, since January 1995 and November
                                                                 1997, respectively; Vice President and Portfolio
                                                                 Manager, two other open-end investment companies with
                                                                 the Seligman Group of Investment Companies; Portfolio
                                                                 Manager, Seligman Henderson Co. He joined J. & W.
                                                                 Seligman & Co. Incorporated in 1987 as an Associate,
                                                                 Investment Research.

       Lawrence P. Vogel         Vice President                  Senior Vice President, Finance, J. & W. Seligman &
             (42)                                                Co. Incorporated, Seligman Advisors, Inc., and
                                                                 Seligman Data Corp.; Vice President, the Seligman Group
                                                                 of investment companies; and Seligman Services, Inc.,
                                                                 and Treasurer, Seligman Henderson Co.

        Frank J. Nasta           Secretary                       Senior Vice President, Law and Regulation and
             (34)                                                Corporate Secretary, J. & W. Seligman & Co.
                                                                 Incorporated; Secretary, the Seligman Group of
                                                                 investment companies, Seligman Advisors, Inc., Seligman
                                                                 Henderson Co., Seligman Services, Inc., and Seligman
                                                                 Data Corp.

         Thomas G. Rose          Treasurer                       Treasurer, the Seligman Group of investment companies
              (41)                                               and Seligman Data Corp.


The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Funds for which no market valuation is available, and to elect or appoint officers of the Funds to serve until the next meeting of the Board.

Directors and officers of the Funds are also directors and officers of some or all of the other investment companies in the Seligman Group.

COMPENSATION

                                                                           Pension or           Total Compensation
                                                      Aggregate       Retirement Benefits         From Funds and
                    Name and                        Compensation       Accrued as Part of        Fund Complex Paid
               POSITION WITH FUND                  FROM FUNDS (1)        FUND EXPENSES          TO DIRECTORS (1)(2)
               ------------------                  --------------        -------------          -------------------
William C. Morris, Director and Chairman                 N/A                 N/A                      N/A
Brian T. Zino, Director and President                    N/A                 N/A                      N/A
Richard R. Schmaltz, Director                            N/A                 N/A                      N/A
John R. Galvin, Director                              $6,265.18              N/A                  $77,000
Alice S. Ilchman, Director                             5,905.83              N/A                   70,000
Frank A. McPherson, Director                           6,158.78              N/A                   75,000
John E. Merow, Director                                6,109.93              N/A                   74,000
Betsy S. Michel, Director                              6,265.18              N/A                   77,000
James C. Pitney, Director                              6,007.88              N/A                   72,000
James Q. Riordan, Director                             6,007.88              N/A                   72,000
Robert L. Shafer, Director                             6,007.88              N/A                   72,000
James N. Whitson, Director                             6,265.18 (d)          N/A                   77,000(d)
--------------
(1)  For the Fund's fiscal year ended October 31, 1998. Effective January 16,
     1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) The Seligman Group of investment companies consists of eighteen investment companies.

(d) Deferred.


                                                           14

The Funds have a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest will be accrued on the deferred balances. The annual cost of such fees and interest is included in the directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds' financial statements. The total amount of deferred compensation (including interest) payable in respect of the Funds to Mr. Whitson as of October 31, 1998 was $ . Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $ and $ , respectively, as of October 31, 1998.

Seligman Henderson Global Fund Series, Inc. has applied for and received exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (1) the interest rate on short-term Treasury bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the director. The Funds may, but are not obligated to, purchase shares of such investment companies to hedge their obligations in connection with this deferral arrangement.

SALES CHARGES

Class A shares of each Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Funds, the other investment companies in the Seligman Group, and J. & W.
Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing.
Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to a Fund.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

As of November 30, 1998, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.

PRINCIPAL HOLDERS

As of November 30, 1998, MLPF&S for the Sole Benefit of Its Customers, Attn Fund
Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246 owned of record more than 5% of the outstanding shares of a class of the following Funds:



                                                                             PERCENTAGE OF TOTAL
                                                                             OUTSTANDING SHARES OF
        FUND                                                CLASS            THE CLASS OF THE FUND
        ----                                                -----            ---------------------
        International Fund                                  A                           13.96%
                                                            D                           32.41

        Emerging Markets Growth Fund                        A                           14.03%
                                                            B                           38.37
                                                            D                           32.56

        Global Growth Opportunities Growth Fund             A                           37.05%



                                                           15


                                                            B                           41.83
                                                            D                           47.81

        Global Smaller Companies Fund                       A                           21.57%
                                                            B                           34.96
                                                            D                           45.75

        Global Technology Fund                              A                           19.02%
                                                            D                           29.57


MANAGEMENT OWNERSHIP

As of November 30, 1998, Directors and officers of the Funds as a group owned 3.02% of the Class A shares of the International Fund; 1.51% of the Class A shares of the Emerging Markets Growth Fund; 1.13% of the Class A shares of the Global Growth Opportunities Fund; and less than 1% of the Class A shares of each of the Global Smaller Companies Fund and the Global Technology Fund. As of the same date, no Directors or officers of the Funds owned any Class B or Class D capital stock of any Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

J. & W. Seligman & Co. Incorporated (Seligman) manages the Fund. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix B for further history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 1.00% per annum of the Fund's average daily net assets for each of the International Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund. The management fee is equal to 1.25% per annum of the Fund's average daily net assets for the Emerging Markets Growth Fund. The following chart indicates the management fees paid by each Fund as well as the percentage such fees represents of each Fund's average daily net assets for the fiscal years ended October 31, 1998, 1997, and 1996.


                                                         FISCAL                             PERCENTAGE OF
                                                      YEAR/PERIOD         MANAGEMENT        AVERAGE DAILY
      FUND                                               ENDED            FEE PAID ($)       NET ASSETS (%)
      ----                                            -----------         ------------       --------------
      International Fund                                10/31/98             $954,634           1.00%

                                                        10/31/97              993,229           1.00
                                                        10/31/96              963,308           1.00

      Emerging Markets Growth Fund                      10/31/98          $1,034,015            1.25%
                                                        10/31/97           1,110,307            1.25
                                                        10/31/96*             66,785**            .45**

      Global Growth Opportunities Fund                  10/31/98          $1,982,193            1.00%
                                                        10/31/97           1,903,374            1.00
                                                        10/31/96           1,318,826            1.00


                                                           16



      Global Smaller Companies Fund                     10/31/98          $9,995,944            1.00%
                                                        10/31/97           9,494,033            1.00
                                                        10/31/96           4,279,964            1.00

      Global Technology Fund                            10/31/98          $8,247,297            1.00%
                                                        10/31/97           8,488,410            1.00
                                                        10/31/96           7,054,213            1.00

      ---------------------------------
       *  For the period 5/28/96 (commencement of operations) to 10/31/96.

       ** During the period, Seligman and/or the prior subadviser, at its discretion, elected to waive a portion of its fees.

Under a Subadvisory Agreement, dated July 1, 1998, Henderson Investment Management Limited (HIML) furnishes investment advice, research and assistance with respect to each Fund's non-US investments.

HIML, headquartered in the United Kingdom, was incorporated in 1984 and is a registered investment adviser under the Investment Advisers Act of 1940. HIML is a wholly owned subsidiary of Henderson plc. Henderson plc is a subsidiary of AMP Limited, an Australian life insurance and financial services company. Henderson plc, headquartered in London, is one of the largest money managers in Europe. See Appendix B for further history of Henderson plc.

HIML receives a fee from Seligman, in respect of each Fund, based on the "applicable percentage" of the average monthly assets of such Fund under its supervision. The "applicable percentage" is an annual rate of 0.90% for the period July 1, 1998 to June 30, 1999; 0.70% for the period July 1, 1999 to June 30, 2000; and 0.50% thereafter. The Subadvisory Agreement provides that it will continue until December 31, 1999 and, thereafter, is subject to the annual approval of the Funds' Board of Directors.

The Funds pays all of their expenses other than those assumed by Seligman, or HIML, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Funds not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated between each Fund and between the classes of each Fund in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreements.

The Management Agreement was initially approved by the Board of Directors of the Funds at a meeting held on March 19, 1992 and by the shareholders on May 20, 1993. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman has not notified the Funds at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by a

Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Seligman Henderson Global Fund Series, Inc. has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

PRINCIPAL UNDERWRITER

Seligman Advisors, Inc., (Seligman Advisors) an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "MANAGEMENT INFORMATION" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

SERVICES PROVIDED BY THE INVESTMENT ADVISER

Under the Management Agreement, dated March 19, 1992, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

SERVICE AGREEMENTS

There are no other management-related service contracts under which services are provided to the Fund.

OTHER INVESTMENT ADVICE

No person or persons, other than directors, officers, or employees of Seligman or HIML, regularly advise the Fund with respect to its investments.

DEALER REALLOWANCES

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of the Fund, as set forth below:

                                                                                   Regular Dealer
                                    Sales Charge           Sales Charge              Reallowance
                                     as a % of             as a % of Net              As a % of
AMOUNT OF PURCHASE               OFFERING PRICE(1)        AMOUNT INVESTED          OFFERING PRICE
------------------               --------------           ---------------          --------------
Less than  $ 50,000                     4.75%                  4.99%                    4.25%
$50,000  -  $ 99,999                    4.00                   4.17                     3.50
$100,000  -  $249,999                   3.50                   3.63                     3.00
$250,000  -  $499,999                   2.50                   2.56                     2.25
$500,000  -  $999,999                   2.00                   2.04                     1.75
$1,000,000  and over(2)                  0                       0                        0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For fiscal years ended October 31, 1998, 1997, and 1996, SSI received commissions in the following amounts:

FUND                                          1998            1997           1996
----                                          ----            ----           ----
International Fund                         $ 8,971         $  1,009       $    3,204
Emerging Markets Growth Fund                   647            7,957            2,722*
Global Growth Opportunities Fund            10,047            1,921            9,362
Global Smaller Companies Fund               45,438           35,359          137,567
Global Technology Fund                      90,491           38,720          190,014

*  For the period 5/28/96 (commencement of operations) to 10/31/96.

RULE 12B-1 PLANS

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under its 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund will be allocated between the classes in accordance with a methodology approved by the Funds' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among such funds in accordance with a methodology approved by the Board.

CLASS A

Under its 12b-1 Plan, each Fund, with respect to Class A shares, pays quarterly to Seligman Advisors a 12b-1 service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. These fees are used by Seligman Advisors to make payments to Service Organizations which have entered into service agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If a Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended October 31, 1998 was as follows:

                                           TOTAL                  % OF AVERAGE
   FUND                                  FEES PAID                 NET ASSETS
   ----                                  ---------                 ----------
   International Fund                   $    97,702                  .21%
   Emerging Markets Growth Fund              80,916                   .23
   Global Growth Opportunities Fund         261,123                   .24
   Global Smaller Companies Fund            982,147                   .24
   Global Technology Fund                 1,334,768                   .24

CLASS B

Under its 12b-1 Plan, each Fund, with respect to Class B shares, pays monthly a 12b-1 fee at an annual rate of 1% of the average daily net asset value of the Class B shares. The fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to a third party, FEP Capital, L.P., to compensate if for having funded, at the time of sale of Fund shares (i) a 4% commission payment to Service Organizations in connection with the sale of the Class B shares and (ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee equal to
 .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors to make payments to Service Organizations which have entered into service agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts.

The total amount paid by each Fund in respect of Class B shares for the fiscal year ended October 31, 1998, was as follows:

                                                                TOTAL
             FUND                                             FEES PAID
             ----                                             ---------
             International Fund                         $       84,989
             Emerging Markets Growth Fund                      242,231
             Global Growth Opportunities Fund                  214,020
             Global Smaller Companies Fund                   2,534,097
             Global Technology Fund                            599,016

The amounts expended by Seligman Advisors or FEP Capital, L.P. in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by that Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above. If a Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or FEP Capital, L.P. with respect to Class B shares.

CLASS D

Under its 12b-21 Plan, each Fund, with respect to Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to Class D share is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of up to .25% of the net asset value of the Class D share sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of assets invested in each Fund. The total amount paid by each Fund in respect of Class D shares for the fiscal year ended October 31, 1998 was equal to 1% per annum of the average daily net assets of Class D shares, as follows:

                                                           TOTAL
             FUND                                        FEES PAID
             ----                                       ------------
             International Fund                         $   408,081
             Emerging Markets Growth Fund                   230,636
             Global Growth Opportunities Fund               675,874
             Global Smaller Companies Fund                3,401,501
             Global Technology Fund                       2,183,150

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 1998 ( the most recent calendar quarter for which such information was reported), Seligman Advisors has incurred the following amounts of unreimbursed expenses in respect of each Fund's Class D shares:

                               AMOUNT OF UNREIMBURSED
                               EXPENSES INCURRED WITH    % OF THE NET ASSETS OF
                                RESPECT TO CLASS D             CLASS D AT
  FUND                                SHARES               OCTOBER 31, 1998
  ----                                ------               ----------------
  International Fund                 $41,767                     . 11%
  Emerging Markets Growth Fund        16,429                      .12
  Global Growth Opportunities Fund         0                       0
  Global Smaller Companies Fund      714,746                      .26
  Global Technology Fund              21,862                      .01

If a Fund's 12b-1 Plan is terminated in respect of Class D shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

The 12b-1 Plan with respect to the International Fund was originally approved on July 15, 1993 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund (Qualified Directors) and by the shareholders of such Fund on September 21, 1993. The 12b-1 Plan with respect to the Emerging Markets Growth Fund was originally approved on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each Class of shares of the Fund on May 10, 1996. The 12b-1 Plan with respect to the Global Growth Opportunities Fund was originally approved on September 21, 1995 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on October 30, 1995. The 12b-1 Plan with respect to the Global Smaller Companies Fund was originally approved on July 16, 1992 by the Board of Directors, including a majority of the Qualified Directors. Amendments to the 12b-1 Plan in respect of Class D shares of the Global Smaller Companies Fund were approved by the Board of Directors of the Fund, including a majority of the Qualified Directors, on March 18, 1993 and the amended 12b-1 Plan was approved by the shareholders of the Global Smaller Companies Fund on May 20, 1993. The 12b-1 Plan with respect to the Global Technology Fund was originally approved on March 17, 1994 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on that date. The 12b-1 Plans were approved in respect of the Class B shares of each Fund other than the Emerging Markets Growth Fund on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each such Fund's Class B shares on that date, and became effective in respect of such Class B shares on April 22, 1996.

The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of such Class. If the amount payable in respect of Class A shares under a Fund's 12b-1 Plan is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case Class B shares will thereafter convert into the new class instead of into Class A shares.

The 12b-1 Plans require that the Treasurer of the Funds shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation from each Fund pursuant to its 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended October 31, 1998, 1997, and 1996, SSI received distribution and service fees from each Fund pursuant to its 12b-1 Plan, as follows:

 FUND                                1998             1997          1996
 ----                                ----             ----          ----
 International Fund                $20,727           $18,533        $15,809
 Emerging Markets Growth Fund         6,219            5,900            568*
 Global Growth Opportunities Fund     2,295            6,876          3,281
 Global Smaller Companies Fund       11,939           45,222         25,474
 Global Technology Fund              26,484           86,328         36,015

*  For the period 5/28/96(commencement of operations) to 10/31/96.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

Seligman and HIML will seek the most favorable price and execution in the purchase and sale of portfolio securities of each Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman or Henderson desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman or Henderson in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended October 31, 1998, 1997, and 1996, the Funds paid total brokerage commissions to others for execution, research and statistical services in the following amounts:

                                      TOTAL BROKERAGE COMMISSIONS PAID
                                      ---------------------------------
FUND                                 1998           1997            1996
----                                 ----           ----            ----
International Fund                $  344,771     $   409,545     $   337,391
Emerging Markets Growth Fund         392,683         419,950         151,798*
Global Growth Opportunities Fund     378,349         585,985         635,930
Global Smaller Companies Fund      1,801,953       1,910,979       1,558,525
Global Technology Fund             1,234,913         936,431       1,072,773

*For the period 5/28/96 (commencement of operations) to 10/31/96.

COMMISSIONS

For the fiscal years ended October 31, 1998, 1997, and 1996, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, HIML, or Seligman Advisors.

BROKERAGE SELECTION

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Funds. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Funds.

DIRECTED BROKERAGE

During the Funds' fiscal year ended October 31, 1998, neither the Funds, Seligman, or HIML directed any of the Funds' brokerage transactions to a broker because of research services provided.

REGULAR BROKER-DEALERS

During the Funds' fiscal year ended October 31, 1998, none of the Funds acquired securities of any of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act).

                       CAPITAL STOCK AND OTHER SECURITIES

CAPITAL STOCK

Seligman Henderson Global Fund Series, Inc. is authorized to issue 2,000,000,000 shares of capital stock, each with a par value of $.001 each, divided into five different series (which represent each of the Funds). Each Fund has three classes, designated Class A, Class B, and Class D shares. Each share of a Fund's Class A, Class B, and Class D capital stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. Seligman Henderson Global Fund Series, Inc. has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the multiclass plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

OTHER SECURITIES

Seligman Henderson Global Fund Series, Inc. has no authorized securities other than capital stock.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES

CLASS A
-------
Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below) may be eligible for the following reductions in initial sales charges:

VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in Class A shares of a Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

CDSC APPLICABLE TO CLASS A SHARES. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Dean Witter Reynolds, Inc. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

PERSONS ENTITLED TO REDUCTIONS. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

ELIGIBLE EMPLOYEE BENEFIT PLANS. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Funds' shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman

Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

FURTHER TYPES OF REDUCTIONS. Class A shares may also be issued without an initial sales charge to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of a Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available.

CLASS B
-------
Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

YEARS SINCE PURCHASE                                         CDSC
--------------------                                         -----
Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

CLASS D
-------
Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

SYSTEMATIC WITHDRAWALS. Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund, may use the Funds' Systematic Withdrawal Plan to withdraw up to 10 of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC WAIVERS. The CDSC on Class B and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70_ or, for accounts established prior to January 1, 1998, attainment of age 59_, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A, Class B, or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

PAYMENT IN SECURITIES. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

OFFERING PRICE

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.

Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are not recent sales transactions are valued based on quotations provided by primary market maker in such securities. Other securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of Fund shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE.

For purposes of determining the net asset value per share of a Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

SPECIMEN PRICE MAKE-UP

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 4.75% and Class B and Class D shares are sold at NAV1. Using each Class's NAV at October 31, 1998, the maximum offering price of each Fund's shares is as follows:

CLASS A
--------

                                                             EMERGING        GLOBAL        GLOBAL
                                                              MARKETS        GROWTH        SMALLER        GLOBAL
                                            INTERNATIONAL     GROWTH     OPPORTUNITIES    COMPANIES     TECHNOLOGY
                                                 FUND          FUND           FUND           FUND          FUND
                                                 ----          ----           ----           ----          ----
Net asset value per share...........           $17.75           $5.18         $ 9.62        $14.11         $12.48
Maximum sales charge                              .89             .26            .48           .70            .62
                                              -------          ------        -------       -------        -------
  (4.75% of offering price).........

Offering price to public............           $18.64           $5.44         $10.10        $14.81         $13.10
                                               ======           =====         ======        ======         ======

CLASS B
-------
Net asset value and
  offering price per share(1).........           $16.93           $5.09          $9.40         13.46         $11.98


CLASS D
-------

Net asset value and
  Offering price per share(1).........           $16.93           $5.09          $9.40        $13.47         $11.96

------------------------
1 Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a CDSC of 1% on redemptions within one year of purchase.

REDEMPTION IN KIND

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              TAXATION OF THE FUNDS

FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known.

US FEDERAL INCOME TAXES. Each Fund is qualified and intends to continue to qualify for each taxable year for tax treatment as a "regulated investment company" under the Internal Revenue Code. Qualification relieves a Fund of Federal income tax liability on that part of its net ordinary income and net realized capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the US Federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

Each Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. Each Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Certain distributions of the Fund which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record as of a specified date during such a month will be treated as having been distributed to shareholders and will be taxable to shareholders as if received in December.

Dividends of net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since each Fund expects to derive a substantial portion of its gross income (exclusive of capital gains) from sources other than qualifying dividends, it is expected that only a portion of each Fund's dividends or distributions will qualify for the dividends received deduction for corporations.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held Fund shares. Individual shareholders will be subject to federal income tax on net capital gain at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Any dividend or distribution received by a shareholder on shares of a Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, such dividend or distribution, although in effect a return of capital, would be taxable to the shareholder as described above. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during that period will be treated as a long-term capital loss to the extent of the distribution.

Dividends and distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund's common stock.

Each Fund generally will be required to withhold tax at the rate of 31% with respect to a portion of distributions and other reportable payments to noncorporate shareholder unless the shareholder certifies on his Account Application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by such Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of a Fund's gross income from foreign sources; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's US tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. Each Fund's gains from the sale of securities will generally be treated as derived from US sources, however, and certain foreign currency gains and losses likewise will be treated as derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

Each Fund intends for each taxable year to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Fund whether the foreign taxes paid by such Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) such Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

INVESTMENTS IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund itself may be subject to US Federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by such Fund as a dividend to its shareholders. If a Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, such Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, its pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to such Fund.

CERTAIN FOREIGN CURRENCY TRANSACTIONS. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's net investment income available to be distributed to its shareholders as ordinary income.

OPTIONS TRANSACTIONS. A special "marked-to-market" system governs the taxation of "section 1256 contracts," which include certain listed options. Each Fund may invest in such section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. In general, gain or loss recognized by a Fund on the actual or deemed disposition of a section 1256 contract will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time the section 1256 contract is actually held by such Fund. Each Fund can elect to exempt its section 1256 contracts which are part of a "mixed" straddle from the application of section 1256.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

                                  UNDERWRITERS

DISTRIBUTION OF SECURITIES

Seligman Henderson Global Fund Series, Inc. and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "DEALER REALLOWANCES." Seligman Advisors retains the balance of sales charges and any CDSC paid by investors.

Total sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended October 31, 1998, 1997, and 1996 are shown below. Also shown are the amounts of sales charges and CDSC on Class A shares that were retained by Seligman Advisors:

                                             1998
                                             ----
                                                             AMOUNT OF CLASS A
                                      TOTAL SALES CHARGES      SALES CHARGES
                                     PAID BY SHAREHOLDERS       RETAINED BY
  FUND                                 ON CLASS A SHARES     SELIGMAN ADVISORS
  ----                                 -----------------     -----------------
  International Fund                       $  117,729            $  13,622
  Emerging Markets Growth Fund                101,075               11,459
  Global Growth Opportunities Fund            176,957               19,994
  Global Smaller Companies Fund               848,066               94,085
  Global Technology Fund                    1,099,378              121,127

                                             1997
                                             ----
                                                            AMOUNT OF CLASS A
                                     TOTAL SALES CHARGES      SALES CHARGES
                                    PAID BY SHAREHOLDERS       RETAINED BY
 FUND                                 ON CLASS A SHARES     SELIGMAN ADVISORS
 ----                                 -----------------     -----------------
 International fund                      $    152,666         $    17,927
 Emerging Markets Growth Fund                 622,098               69,894
 Global Growth Opportunities Fund             403,744               44,965
 Global Smaller Companies Fund             3,632,126              400,220
 Global Technology Fund                    1,923,733              210,590

                                             1996
                                             ----
                                                            AMOUNT OF CLASS A
                                     TOTAL SALES CHARGES      SALES CHARGES
                                    PAID BY SHAREHOLDERS       RETAINED BY
 FUND                                 ON CLASS A SHARES     SELIGMAN ADVISORS
 ----                               -------------------      ----------------
 International Fund                      $   374,305             $ 42,719
 Emerging Markets Growth Fund*               780,777               31,761
 Global Growth Opportunities Fund          4,381,479              201,990
 Global Smaller Companies Fund             7,309,493              810,616
 Global Technology Fund                    8,466,372              930,729

 *  For the period 5/28/96 (commencement of operations) to 10/31/96.

COMPENSATION

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during fiscal year ended October 31, 1998:

                                                               COMPENSATION ON
                                         NET UNDERWRITING      REDEMPTIONS AND
                                           DISCOUNTS AND         REPURCHASES
                                            COMMISSIONS        (CDSC ON CLASS A
                                          (CLASS A SALES         AND CLASS D         BROKERAGE
FUND                                     CHARGE RETAINED)         RETAINED)         COMMISSIONS    OTHER COMPENSATION (1)
----                                     ----------------         ---------         -----------    ----------------------
International Fund                         $ 13,622                 $7,109               --           $   7,600
Emerging Markets Growth Fund                 11,459                 16,136               --               8,034
Global Growth Opportunities Fund             19,994                 15,178               --               8,743
Global Smaller Companies Fund                94,085                118,278               --              82,534
Global Technology Fund                      121,127                 42,732               --              28,886

     (1)Seligman Advisors has sold its rights to collect any CDSC imposed on redemptions of Class B shares to FEP Capital, L.P., in connection with an arrangement with FEP Capital, L.P. as discussed above under "12B-1 PLANS". In connection with this arrangement, Seligman Advisors receives payments from FEP Capital, L.P. based on the value of Class B shares sold. Such payments received for fiscal year 1998 are reflected in the table.

OTHER PAYMENTS

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" (as defined under "PURCHASE OF SHAREs--Eligible Employee Benefit Plans") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         CALCULATION OF PERFORMANCE DATA

CLASS A
-------
The average annual total returns for the one-year and five-year periods ended October 31, 1998 and for the period April 7, 1992 (inception) through October 31, 1998 for the Class A shares of the International Fund were 1.46%, 6.12% and 9.34%, respectively.

The average annual returns for the one-year period ended October 31, 1998 and for the period May 28, 1996 (inception) through October 31, 1998 for the Class A shares of the Emerging Markets Growth Fund were -2.81% and -14.14%, respectively.

The average annual returns for the one-year period ended October 31, 1998 and for the period November 1, 1995 (inception) through October 31, 1998 for the Class A shares of the Global Growth Opportunities Fund were 4.31% and 10.34%, respectively.

The average annual returns for the one-year and five-year periods ended October 31, 1998 and for the period September 9, 1992 (inception) through October 31, 1998 for the Class A shares of the Global Smaller Companies Fund were -10.30%, 10.41% and 14.49%, respectively.

The average annual returns for the one-year period ended October 31, 1998 and for the period May 23, 1994 (inception) through October 31, 1998 for the Class A shares of the Global Technology Fund were -5.53% and 18.93%, respectively.

These returns were computed by assuming a hypothetical initial investment of $1,000 in Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of public offering price, and assuming that all of the dividends and distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed.

CLASS B
-------
The average annual total returns for the one-year period ended October 31, 1998 and for the period April 22, 1996 (inception) to October 31, 1998 for the Class B shares of the International Fund were 0.62% and 3.00%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period May 28, 1996 (inception) to October 31, 1998 for the Class B shares of the Emerging Markets Growth Fund were -33.49% and -14.10%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period April 22, 1996 (inception) to October 31, 1998 for the Class B shares of the Global Growth Opportunities Fund were 3.76% and 7.33%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period April 22, 1996 (inception) to October 31, 1998 for the Class B shares of the Global Smaller Companies Fund were -11.01% and -0.19%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period April 22, 1996 (inception) to October 31, 1998 for the Class B shares of the Global Technology Fund were -5.62% and 8.69%, respectively.

These returns were computed by assuming a hypothetical initial investment of $1,000 in Class B shares of each Fund and that all of the dividends and distributions paid by the Fund's Class B shares over the relevant time period were reinvested. It was then assumed that at the end of these periods, the entire amount was redeemed, subtracting the applicable CDSL (5% for the one-year period and 4% for the period since inception).

CLASS D
-------
The average annual total returns for the one-year and five-year periods ended October 31, 1998 and for the period September 21, 1993 (inception) through October 31, 1998 for the Class D shares of the International Fund were 4.53%, 6.29%, and 7.12%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period May 28, 1996 (inception) through October 31, 1998 for the Class D shares of the Emerging Markets Growth Fund were -30.69% and -13.02%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and the period November 1, 1995 (inception) through October 31, 1998 for the Class D shares of the Global Growth Opportunities Fund were 7.76% and 11.33%, respectively.

The average annual total returns for the one-year and five-year periods ended October 31, 1998 and for the period May 3, 1993 (inception) through October 31, 1998 for Class D shares of the Global Smaller Companies Fund were -7.43%, 10.66% and 12.77%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period May 23, 1994 (inception) through October 31, 1998 for the Class D shares of the Global Technology Fund were -2.51% and 19.25%, respectively.

These returns were computed assuming that all of the dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting for the one-year period the 1% CDSC.

The tables below illustrate the total returns on a $1,000 investment in each of the Fund's Class A, Class B and Class D shares from the commencement of a Fund's operations through October 31, 1998, assuming investment of all dividends and capital gain distributions and deduction of any applicable sales charges or CDSC. Average annual total returns are determined by calculating the annual rate of return required for the initial $1,000 investment to grow to the amount which would have been received upon redemption. (i.e., the average annual compound rate of return).

The results shown should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of a Fund today.

                                     CLASS A
                                     -------
                              VALUE OF          VALUE OF                         TOTAL VALUE
FUND/YEAR                      INITIAL        CAPITAL GAIN       VALUE OF             OF              TOTAL
ENDED (1)                  INVESTMENT (2)    DISTRIBUTIONS       DIVIDENDS      INVESTMENT (2)    RETURN (1)(3)
---------                  --------------    -------------       ---------      --------------    -------------
International Fund
10/31/92                   $                $                 $                $
10/31/93
10/31/94
10/31/95
10/31/96
10/31/97
10/31/98                                                                                         %

Emerging Markets Growth
Fund
10/31/96                   $                $                 $                $
10/31/97
10/31/98                                                                                         %

Global Growth
Opportunities Fund
10/31/96                   $                $                 $                $
10/31/97
10/31/98                                                                                         %

Global Smaller Companies
Fund
10/31/92                   $                $                 $                $
10/31/93
10/31/94
10/31/95
10/31/96
10/31/97
10/31/98                                                                                         %

Global Technology Fund
10/31/94                   $                $                 $                $
10/31/95
10/31/96
10/31/97                                                                                         %



                                     CLASS B
                                     -------
                              VALUE OF          VALUE OF                         TOTAL VALUE
FUND/YEAR                      INITIAL        CAPITAL GAIN       VALUE OF             OF              TOTAL
ENDED (1)                  INVESTMENT (2)    DISTRIBUTIONS       DIVIDENDS      INVESTMENT (2)    RETURN (1)(3)
---------                  --------------    -------------       ---------      --------------    -------------
International Fund
10/31/96                    $                $                 $                 $
10/31/97
10/31/98                                                                                          %

Emerging Markets Growth
Fund
10/31/96                    $                $                 $                 $
10/31/97
10/31/98                                                                                          %

Global Growth
Opportunities Fund
10/31/96                    $                $                 $                 $
10/31/97
10/31/98

                                                                                                  %
Global Smaller Companies
Fund
10/31/96                    $                $                 $                 $
10/31/97
10/31/98                                                                                          %

Global Technology Fund
10/31/96                    $                $                 $                 $
10/31/97
10/31/98                                                                                          %

                                     CLASS D
                                     --------
                                VALUE OF          VALUE OF                          TOTAL VALUE
FUND/YEAR                        INITIAL        CAPITAL GAIN        VALUE OF            OF              TOTAL
ENDED (1)                    INVESTMENT (2)    DISTRIBUTIONS       DIVIDENDS      INVESTMENT (2)    RETURN (1)(3)
---------                    --------------    -------------       ---------      --------------    -------------

International Fund           $                $                 $                 $
10/31/93
10/31/94
10/31/95
10/31/96
10/31/97
10/31/98                                                                                           %

Emerging Markets Growth
Fund
10/31/96                     $                $                 $                 $
10/31/97
10/31/98
                                                                                                   %

                                       37


Global Growth
Opportunities Fund
10/31/95                     $                $                 $                 $
10/31/96
10/31/97
10/31/98                                                                                           %

Global Smaller Companies                                                                           %
Fund
10/31/93                     $                $                 $                 $
10/31/94
10/31/95
10/31/96
10/31/97
10/31/98                                                                                           %

Global Technology Fund                                                                             %
10/31/94                     $                $                 $                 $
10/31/95
10/31/96
10/31/97                                                                                           %

  1. From commencement of operations on:

                                            CLASS A SHARES             CLASS B SHARES     CLASS D SHARES
                                            --------------            ---------------     --------------
  International Fund                            4/7/92                     4/22/96            9/21/93
  Emerging Markets Growth Fund                 5/28/96                     5/28/96            5/28/96
  Global Growth Opportunities Fund             11/1/95                     4/22/96            11/1/95
  Global Smaller Companies Fund                 9/9/92                     4/22/96             5/3/93
  Global Technology Fund                       5/23/94                     4/22/96            5/23/94

2. The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load or CDSL, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSL, if applicable, and assumes investment of all dividends and capital gain distributions.

3. "Total Return" for each class of shares of a Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales load for Class A shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSL on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment. The International Fund's total return and average annual total return quoted from time to time through September 21, 1993 for Class A shares does not reflect the deduction of the administration, shareholder services and distribution fee effective on that date, which fee if reflected would reduce the performance quoted.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

Seligman and/or the prior subadviser waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.

From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Service, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Fund's Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. Each Fund may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST AND YOUR MONEY.

A Fund's advertising or promotional material may make reference to the Fund's "Beta". "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

                              FINANCIAL STATEMENTS

The Annual Report to shareholders for the fiscal year ended October 31, 1998 contains a schedule of the investments of the Funds as of October 31, 1998, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

                               GENERAL INFORMATION

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or Fund affected by such matter. Rule 18f-2 further provides that a class or Fund shall be deemed to be affected by a matter unless it is clear that the interests of each class or Fund in the matter are substantially identical or that the matter does not affect any interest of such class or Fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

CUSTODIAN AND RECORDKEEPING AGENTS. Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for the Fund. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, maintains, under the general supervision of Seligman, certain accounting records and determines the net asset value for the each Fund.

ACCOUNTANTS. , independent auditors, have been selected as auditors of the Funds. Their address is .

                                   APPENDIX A

MOODY'S INVESTORS SERVICE, INC.  ("MOODY'S")

DEBT SECURITIES

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicate the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S  RATING SERVICE ("S&P")

DEBT SECURITIES

AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although it is somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy. The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 ...Prior to 1900

o Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o Is appointed U.S. Navy fiscal agent by President Grant. Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $3 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o Establishes Investment Advisory Service.

 ...1940s

o Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc. Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios. Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation. Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global and international investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate Funds: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

o Launches Seligman Value Fund, Inc., which currently offers two separate Fund:
Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

                                   APPENDIX C

                            HISTORY OF HENDERSON PLC

Henderson plc's origins can be traced back to the year 1872, when its founder, Sir Alexander Henderson, joined the London Stock Exchange. In the years that followed, Sir Alexander and the Henderson brothers began a long tradition of global investing.

 ...Prior to 1900:

o Alexander Henderson joins the London Stock Exchange in 1872.

o Invests in railways in South America and Spain, mining and gold interests in Mexico, Australia, and Chile, and wheat field developments in Canada and the United States.

o Invests in the Argentine Transandine Railway in 1887. Helps finance the building of Manchester Ship Canal in England in 1887. Launches TR Smaller Companies Investment Trust in 1887.

o Launches The Bankers Investment Trust in 1888. Launches Electric and General Investment Company in 1890. Launches TR City of London Trust in 1891. Helps finance the building of the Great Central Railway in England in 1894. Alexander Henderson is elected to British Parliament in 1898.

 ...1900-1910

o Alexander Henderson is knighted in 1902.

o Finances British Central African Company in 1902 to build railways across Africa. Launches TR Property Investment Trust in 1905.

o Helps establish the National Bank of Turkey in 1909. Establishes Witan Investment Company in 1909.

 ...1910s

o Alexander Henderson achieves peerage as the first Lord Faringdon in 1916.

o Helps establish The British Trade Corporation in 1917, dedicated to developing international trade for English companies.

 ...1920-1989

o Presides over the 1922 merger of the Great Central Railway with the London and North Eastern Railway.

o Henderson Administration, today Henderson plc, is formally incorporated in 1934.

o Henderson is one of the first United Kingdom investors in Occidental Petroleum in 1959.

o Begins managing a Fund of retail unit trusts in 1974 that are focused on international markets, including Japan, North America, Europe, and the Pacific. Today, Henderson manages 22 retail unit trusts, eight exempt unit trusts, and 20 investment trusts.

o Launches the Luxembourg-based Henderson Horizon Funds in 1983, including European Smaller Companies Fund and Global Bond Fund. Today, Henderson offers 12 Henderson Horizon Funds.

o Henderson is listed on the London Stock Exchange in 1983.

 ...1990s

o Establishes a joint venture in 1991 with New York-based J. & W. Seligman & Co., known as Seligman Henderson Co., to offer global investment products.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate Funds: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund, and Seligman Henderson Emerging Markets Growth Fund.

o Has been the recipient of Micropal's "Best Investment Trust Manager of the Year" award for the years 1994, 1995, and 1996.

o In 1998, Henderson plc was aquired by AMP Limited, an Australian life insurance and financial services company.

PART C.    OTHER INFORMATION

ITEM 23.   EXHIBITS.

Exhibits: Exhibits listed below have been previously filed and are incorporated by reference herein, except Exhibits marked with an asterisk (*) which are incorporated herein and (**) which will be filed by amendment.

(a) Form of Articles of Amendment and Restatement of Articles of Incorporation of Registrant.*

(b) Amended and Restated By-Laws of Registrant are incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.

(c) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson International Fund are incorporated by reference to Exhibit 4 of the Registrant's Post-Effective Amendment No. 6, filed on April 23, 1993 and Post-Effective Amendment No. 8, filed on September 21, 1993. Specimen Stock Certificate for Class B Shares with respect to Seligman Henderson International Fund is incorporated by reference to Form SE filed on April 16, 1996.

(c)(1)     Specimen  Stock  Certificates  for  Class A and  Class D Shares  with respect to Seligman Henderson Global Smaller Companies Fund (formerly, Seligman Henderson Global Emerging Companies Fund) are incorporated by reference to Exhibit 4a to the Registrant's Post-Effective Amendment No. 10, filed on August 10, 1992. Specimen Stock Certificate for Class B Shares with respect to Seligman Henderson Global Emerging Companies Fund is incorporated by reference to Form SE filed on April 16, 1996.

(c)(2) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson Global Technology Fund are incorporated by reference to Exhibit 4b of the Registrant's Post-Effective Amendment No. 11, filed on May 10, 1994. Specimen Stock Certificate for Class B Shares with respect to Seligman Henderson Global Technology Fund is incorporated by reference to Form SE filed on April 16, 1996.

(c)(3) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson Global Growth Opportunities Fund are incorporated by reference to Form SE, filed on behalf of the Registrant on October 30, 1995. Specimen Stock Certificate for Class B Shares with respect to Seligman Henderson Global Growth Opportunities Fund is incorporated by reference to Form SE filed on April 16, 1996.

(c)(4) Specimen Stock Certificates for Class A, Class B and Class D Shares with respect to Seligman Henderson Emerging Markets Growth Fund are incorporated by reference to Form SE, filed on behalf of the Registrant on May 15, 1996.

(c)(5) Additional rights of security holders are set forth in Article FIFTH and SEVENTH of the Registrant's Articles of Incorporation and Articles I and IV of Registrant's By-Laws which are filed as Exhibit 1 and Exhibit 2, respectively, of this Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A.

(d)        Revised  Management  Agreement  between  the  Registrant  and J. & W.
           Seligman  &  Co.   Incorporated   is  incorporated  by  reference  to
           Registrant's Post-Effective Amendment No. 21, filed May 20, 1996.

(d)(1) Subadvisory Agreement between the Manager and Henderson Investment Management Limited.*

(e) Distributing Agreement between the Registrant and Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc.) is incorporated by reference to Exhibit 6 of the Registrant's Post-EffectiveAmendment No. 17, filed October 27, 1995.

(e)(1) Sales Agreement between Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc. ) and Dealers is incorporated by reference to the Registrant's Post-Effective Amendment No.20,filed on April 19, 1996.

(e)(2) Form of Sales Agreement between Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc. ) and Dean Witter Reynolds, Inc. is incorporated by reference to Exhibit 6b of Registration Statement No.2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.

(e)(3) Form of Sales Agreement between Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc.) and Dean Witter Reynolds, Inc. with respect to certain Chilean institutional investors is incorporated by reference to Exhibit 6c of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.

(e)(4) Form of Dealer Agreement between Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc.) and Smith Barney Inc. is incorporated by reference to Exhibit 6d of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated is incorporated by reference to Exhibit 7 of Registration Statement No. 2-92487, Post-Effective Amendment No. 21, filed on January 29, 1997.

(f)(1) Deferred Compensation Plan for Directors of Seligman Group of Funds is incorporated by reference to Exhibit 7a of Registration Statement No. 2-92487, Post-Effective Amendment No. 21, filed on January 29, 1997.

           (g) Custody Agreement, dated May 1, 1996, between Registrant and Chase Manhattan Bank is incorporated by reference to Exhibit 8 of the Registrant's Post-Effective Amendment No. 22 filed on November 20, 1996.

(h)        Recordkeeping  Agreement between  Registrant and Investors  Fiduciary
           Trust   Company  is   incorporated   by  reference  to   Registrant's
           Post-Effective Amendment No. 23, filed on February 27, 1997.

(i) Opinion and Consent of Counsel is incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.

(j)        Consent of Independent Auditors.**

(k)        Not applicable.

(l) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson International Fund's Class A and Class D Shares and J. & W. Seligman & Co. Incorporated is incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on February 27, 1997. Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson International Fund's Class B shares and J. & W. Seligman & Co. Incorporated is incorporated by reference to Exhibit 13a of the Registrant's Post-Effective Amendment No. 20, filed on April 19, 1996.

(l)(1) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Smaller Companies Fund's Class D Shares and J. & W. Seligman & Co. Incorporated is incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on February 27, 1997. Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Smaller Companies Fund's Class B shares and J.& W. Seligman & Co. Incorporated is incorporated by reference to Exhibit 13b of the Registrant's Post-Effective Amendment No. 20, filed on April 19, 1996.

(l)(2) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Technology Fund's Class A and D Shares and J. & W. Seligman & Co. Incorporated is incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on February 27, 1997. Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Technology Fund's Class B shares and J. & W. Seligman & Co. Incorporated is incorporated by reference to Exhibit 13c of the Registrant's Post-Effective Amendment No. 20, filed on April 19, 1996.

(l)(3) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Growth Opportunities Fund's Class B shares and J.& W. Seligman & Co. Incorporated is incorporated by reference to Exhibit 13d of the Registrant's Post-Effective Amendment No. 20, filed April 19, 1996.

(l)(4) Copy of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Emerging Markets Growth Fund Class A, Class B and Class D Shares and J.& W. Seligman & Co. Incorporated is incorporated by reference to Registrant's Post-Effective Amendment No. 21, filed on May 20, 1996.

(m) Administration, Shareholder Services and Distribution Plans for each of the Seligman Henderson International Fund, the Seligman Henderson Global Smaller Companies Fund, the Seligman Henderson Global Technology Fund and the Seligman Henderson Global Growth Opportunities Fund and amended form of Administration, Shareholder Services and Distribution Agreement of the Registrant is incorporated by reference to Exhibit 15 of the Registrant's Post-Effective Amendment No. 20, filed April 19, 1996.

(m)(1) Administration,Shareholder Services and Distribution Plan of Seligman Henderson Emerging Markets Growth Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 21,filed on May 20,1996.

(n) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.**

(o) Copy of Multiclass Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated by reference to Exhibit 18 of Registrant's Post-Effective Amendment No. 19 filed on March 5, 1996.

Other Exhibits: Powers of Attorney are incorporated by reference to Registrant's
                Post-Effective  Amendment No. 25 filed on February  26, 1998.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT - None

ITEM 25.   INDEMNIFICATION

           Reference  is  made  to  the  provisions  of  Articles   Twelfth  and
           Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 23 to the Registration Statement.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER - J.& W.Seligman & Co. Incorporated (the "Manager") also serves as investment manager to seventeen other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc.,Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc.,Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

           Henderson Investment Management Limited (the "Subadviser") also serves as subadviser to the Global Portfolio, the Global Smaller
           Companies Portfolio, the Global Technology Portfolio and the Global Growth Opportunities Portfolio of Seligman Portfolios, Inc.

           The Manager and Subadviser each have an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager and the Subadviser, respectively, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager and the Subadviser, respectively, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798 and SEC File No. 801-55577, filed on March 25, 1998 and October 15, 1998, respectively).

ITEM 27.   PRINCIPAL UNDERWRITERS

           (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser follow:

                Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series,
                Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc. and Seligman Value Fund Series, Inc.

           (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 21:

                                                    SELIGMAN ADVISORS, INC.
                                                    AS OF NOVEMBER 30, 1998

                 (1)                                         (2)                                          (3)
         Name and Principal                           Positions and Offices                      Positions and Offices

          BUSINESS ADDRESS                            WITH UNDERWRITER                              WITH REGISTRANT
         WILLIAM C. MORRIS*                            Director                                    Chairman of the Board and

                                                                                                   Chief Executive Officer

         BRIAN T. ZINO*                                Director                                    Director and President
         RONALD T. SCHROEDER*                          Director                                    None
         FRED E. BROWN*                                Director                                    Director Emeritus
         WILLIAM H. HAZEN*                             Director                                    None
         THOMAS G. MOLES*                              Director                                    None
         DAVID F. STEIN*                               Director                                    None
         STEPHEN J. HODGDON*                           President                                   None
         CHARLES W. KADLEC*                            Chief Investment Strategist                 None
         LAWRENCE P. VOGEL*                            Senior Vice President, Finance              Vice President
         ED LYNCH*                                     Senior Vice President, Director             None
                                                       of Marketing

         JAMES R. BESHER                               Senior Vice President,                      None
         14000 Margaux Lane                            Divisional Sales Director
         Town & Country, MO  63017

         GERALD I. CETRULO, III                        Senior Vice President of Sales              None
         140 West Parkway
         Pompton Plains, NJ  07444

         JONATHAN G. EVANS                             Senior Vice President of Sales              None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326

         T. WAYNE KNOWLES                              Senior Vice President,                      None
         104 Morninghills Court                        Divisional Sales Director
         Cary, NC  27511




PART C.  OTHER INFORMATION (CONTINUED)
                                                    SELIGMAN ADVISORS, INC.
                                                    AS OF NOVEMBER 30, 1998
                 (1)                                         (2)                                             (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         BUSINESS ADDRESS                              WITH UNDERWRITER                            WITH REGISTRANT
         ----------------                              ----------------                            ---------------
         JOSEPH LAM                                    Senior Vice President, Regional             None
         Seligman International Inc.                   Director, Asia
         Suite 1133, Central Building
         One Pedder Street
         Central Hong Kong
         BRADLEY W. LARSON                             Senior Vice President of Sales              None
         367 Bryan Drive
         Alamo, CA  94526
         RICHARD M. POTOCKI                            Senior Vice President,                      None
         Seligman International UK Limited             Regional Director, Europe
         Berkeley Square House 2nd Floor               and the Middle East
         Berkeley Square
         London, United Kingdom W1X 6EA
         BRUCE M. TUCKEY                               Senior Vice President of Sales              None
         41644 Chathman Drive
         Novi, MI  48375
         ANDREW S. VEASEY                              Senior Vice President of Sales              None
         14 Woodside
         Rumson, NJ  07760
         J. BRERETON YOUNG*                            Senior Vice President,                      None
                                                       National Accounts Manager
         PETER J. CAMPAGNA                             Vice President, Regional Retirement         None
         1130 Green Meadow Court                       Plans Manager
         Acworth, GA  30102
         MATTHEW A. DIGAN*                             Vice President, Director of Mutual          None
                                                       Fund Marketing
         MASON S. FLINN                                Vice President, Regional Retirement         None
         159 Varennes                                  Plans Manager
         San Francisco, CA  94133
         ROBERT T. HAUSLER*                            Vice President, Global Funds                None
                                                       Marketing
         MARSHA E. JACOBY*                             Vice President, Offshore                    None
                                                       Business Manager
         WILLIAM W. JOHNSON*                           Vice President, Order Desk                  None
         MICHELLE L. MCCANN*                           Vice President, Director of Retirement      None
                                                       Plans
         SCOTT H. NOVAK*                               Vice President, Director of Insurance       None
                                                       Products
         RONALD W. POND*                               Vice President, Portfolio Advisor           None
         TRACY A. SALOMON*                             Vice President, Retirement                  None
                                                       Marketing Manager
         MICHAEL R. SANDERS*                           Vice President, Product Manager             None
                                                       Managed Money Services
         HELEN SIMON*                                  Vice President, Sales                       None
                                                       Administration Manager
         GARY A. TERPENING*                            Vice President, Director of Business        None
                                                       Development
         CHARLES L. VON BREITENBACH, II*               Vice President, Director of                 None
                                                       Managed Money Services





PART C.  OTHER INFORMATION (CONTINUED)
                                                    SELIGMAN ADVISORS, INC.
                                                    AS OF NOVEMBER 30, 1998
                 (1)                                         (2)                                             (3)
         Name and Principal                          Positions and Offices                       Positions and Offices
         BUSINESS ADDRESS                              WITH UNDERWRITER                            WITH REGISTRANT
         JOAN M. O'CONNELL                             Vice President, Regional Retirement         None
         3707 5th Avenue #136                          Plans Manager
         San Diego, CA  92103
         CHARLES E. WENZEL                             Vice President, Regional Retirement         None
         703 Greenwood Road                            Plans Manager
         Wilmington, DE  19807
         RICHARD B. CALLAGHAN                          Regional Vice President                     None
         7821 Dakota Lane
         Orland Park, IL  60462
         BRADFORD C. DAVIS                             Regional Vice President                     None
         255 4th Avenue, #2
         Kirkland, WA  98033
         CHRISTOPHER J. DERRY                          Regional Vice President                     None
         2380 Mt. Lebanon Church Road
         Alvaton, KY  42122
         KENNETH J. DOUGHERTY                          Regional Vice President                     None
         8640 Finlarig Drive
         Dublin, OH  43017
         EDWARD S. FINOCCHIARO                         Regional Vice President                     None
         120 Screenhouse Lane
         Duxbury, MA  02332
         MICHAEL C. FORGEA                             Regional Vice President                     None
         32 W. Anapamu Street # 186
         Santa Barbara, CA  93101
         DAVID L. GARDNER                              Regional Vice President                     None
         2504 Clublake Trail
         McKinney, TX  75070
         CARLA A. GOEHRING                             Regional Vice President                     None
         11426 Long Pine
         Houston, TX  77077
         MICHAEL K. LEWALLEN                           Regional Vice President                     None
         908 Tulip Poplar Lane
         Birmingham, AL  35244
         JUDITH L. LYON                                Regional Vice President                     None
         163 Haynes Bridge Road, Ste 205
         Alpharetta, CA  30201
         STEPHEN A. MIKEZ                              Regional Vice President                     None
         11786 E. Charter Oak
         Scottsdale, AZ  85259
         TIMOTHY L. O'CONNELL                          Regional Vice President                     None
         14872 Summerbreeze Way
         San Diego, CA  92128
         THOMAS P. PARNELL                             Regional Vice President                     None
         5250 Greystone Drive  #107
         Inver Grove Heights, MN  55077
         DAVID K. PETZKE                               Regional Vice President                     None
         2714 Winding Trail Place
         Boulder, CO  80304
         NICHOLAS C. ROBERTS                           Regional Vice President                     None
         200 Broad Street, Apt. 2225
         Stamford, CT  06901






PART C.  OTHER INFORMATION (CONTINUED)
                                                    SELIGMAN ADVISORS, INC.
                                                    AS OF NOVEMBER 30, 1998
                 (1)                                         (2)                                             (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         BUSINESS ADDRESS                              WITH UNDERWRITER                            WITH REGISTRANT
         DIANE H. SNOWDEN                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         EUGENE P. SULLIVAN                            Regional Vice President                     None
         8 Charles Street, Apt. 603
         Baltimore, MD  21201
         STEVEN C. WILSON                              Regional Vice President                     None
         83 Kaydeross Park
         Saratoga Springs, NY  12866
         KELLI A. WIRTH-DUMSER                         Regional Vice President                     None
         8618 Hornwood Court
         Charlotte, NC  28215
         FRANK J. NASTA*                               Secretary                                   Secretary
         AURELIA LACSAMANA*                            Treasurer                                   None
         JEFFREY S. DEAN*                              Assistant Vice President, Marketing         None
         SANDRA G. FLORIS*                             Assistant Vice President, Order Desk        None
         KEITH LANDRY*                                 Assistant Vice President, Order Desk        None
         GAIL S. CUSHING*                              Assistant Vice President,                   None
                                                       National Accounts Manager
         ALBERT A. PISANO*                             Assistant Vice President and                None
                                                       Compliance Officer
         JACK TALVY*                                   Assistant Vice President, Internal          None
                                                       Marketing Services Manager
         JOYCE PERESS*                                 Assistant Secretary                         Assistant Secretary

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.


(c) Not applicable.

ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS

                               (1)
                                         Chase Manhattan Bank
                                         1 Pierrepont Plaza
                                         Brooklyn, New York  11201;

                               (2)       Investors Fiduciary Trust Company
                                         801 Pennsylvania
                                         Kansas City, Missouri  64105; AND

                               (3)       Seligman Data Corp.
                                         100 Park Avenue
                                         New York, NY  10017

ITEM 29.          MANAGEMENT SERVICES - Not Applicable.
--------          -------------------

ITEM 30. UNDERTAKINGS - The Registrant undertakes (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered and (2) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, has duly caused this Post-Effective Amendment No. 26 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 24th day of December, 1998.

                                     SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.

                                     By: /s/ William C. Morris
                                         ---------------------------------------
                                         William C. Morris, Chairman

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 26 to its Registration Statement has been signed below by the following persons in the capacities indicated on December 24, 1998.

        SIGNATURE                               TITLE
        ---------                               -----
        /s/ William C. Morris             Chairman of the Board (Principal
        -----------------------
        William C. Morris*                executive officer) and Director

        /s/ Brian T. Zino                President and Director
        -----------------------
        Brian T. Zino

        /s/ Thomas G. Rose                Treasurer (Principal financial and
        -----------------------
        Thomas G. Rose                    and accounting officer)



John R. Galvin, Director         )
Alice S. Ilchman, Director       )
Frank A. McPherson, Director     )
John E. Merow, Director          )       /s/ Brian T. Zino
                                         ---------------------------------------
Betsy S. Michel, Director        )       Brian T. Zino, Attorney-in-fact*
James C. Pitney, Director        )
James Q. Riordan, Director       )
Richard R. Schmaltz, Director    )
Robert L. Shafer, Director       )
James N. Whitson, Director       )

                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
                         POST-EFFECTIVE AMENDMENT NO. 26

                                  EXHIBIT INDEX

FORM N-1A ITEM NO.      DESCRIPTION

99.B1                   Articles of Amendment and Restatement

99.B5 Subadvisory Agreement between the Manager and Henderson Investment Management Limited.